As filed with the Securities and Exchange Commission on December 30, 1998

                                                        Registration No. 2-14069
                                                                File No. 811-810
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933                        [X]
                           PRE-EFFECTIVE AMENDMENT NO.                     [ ]

                         POST-EFFECTIVE AMENDMENT NO. 86                   [X]

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                    [X]

                                AMENDMENT NO. 34                           [X]

                        (CHECK APPROPRIATE BOX OR BOXES.)

                                ---------------

                               PHOENIX SERIES FUND

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                ---------------

                     101 MUNSON STREET, GREENFIELD, MA      01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

            C/O PHOENIX EQUITY PLANNING CORPORATION--CUSTOMER SERVICE

                                 (800) 243-1574
                          REGISTRANT'S TELEPHONE NUMBER

                                ---------------

                            THOMAS N. STEENBURG, ESQ.
                      VICE PRESIDENT, COUNSEL AND SECRETARY

                        PHOENIX INVESTMENT PARTNERS, LTD.

                               56 PROSPECT STREET
                           HARTFORD, CONNECTICUT 06115
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

          IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
               [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
               [ ] ON      PURSUANT TO PARAGRAPH (b), OR
               [X] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(i)
               [ ] ON      PURSUANT TO PARAGRAPH (a)(i)
               [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(ii)
               [ ] ON      PURSUANT TO PARAGRAPH (a)(ii) OF RULE 485
          IF APPROPRIATE, CHECK THE FOLLOWING BOX:
               [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE
                   DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.


================================================================================

                               PHOENIX SERIES FUND


                   CROSS REFERENCE SHEET PURSUANT TO RULE 404


                                     PART A
                       INFORMATION REQUIRED IN PROSPECTUS


ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------

1.     Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance.....        Investment Risk and Return Summary
3.     Risk Return Summary: Fee Table...........................        Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,          Investment Risk and Return Summary; Investment
       and Related Risks........................................        Strategies; Risks Related to Investment Strategies
5.     Management's Discussion of Fund Performance..............        Performance Tables
6.     Management, Organization, and Capital Structure..........        Management of the Fund
7.     Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements................................        Sales Charges
9.     Financial Highlights Information.........................        Financial Highlights


                                     PART B
           INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION


ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------

10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Trust
14.    Control Persons and Principal Holders of Securities......        Management of the Trust
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; Redemption of Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements


             TABLE OF CONTENTS
--------------------------------------------------------------------------------


             Phoenix-Engemann Aggressive Growth Fund
                Investment Risk and Return Summary...................   page 1
                Fund Expenses........................................   page 4
                Investment Strategies................................   page 5
                Risks Related to Investment Strategies...............   page 6
                Management of the Fund...............................  page 10
             Phoenix-Goodwin Balanced Fund
                Investment Risk and Return Summary...................  page 12
                Fund Expenses........................................  page 15
                Investment Strategies................................  page 16
                Risks Related to Investment Strategies...............  page 17
                Management of the Fund...............................  page 20
             Phoenix-Goodwin Growth Fund
                Investment Risk and Return Summary...................  page 22
                Fund Expenses........................................  page 24
                Investment Strategies................................  page 25
                Risks Related to Investment Strategies...............  page 26
                Management of the Fund...............................  page 29
             Phoenix-Goodwin High Yield Fund
                Investment Risk and Return Summary...................  page 31
                Fund Expenses........................................  page 34
                Investment Strategies................................  page 35
                Risks Related to Investment Strategies...............  page 37
                Management of the Fund...............................  page 40
             Phoenix-Goodwin Money Market Fund
                Investment Risk and Return Summary...................  page 43
                Fund Expenses........................................  page 46
                Investment Strategies................................  page 47
                Risks Related to Investment Strategies...............  page 48
                Management of the Fund...............................  page 49
             Phoenix-Goodwin U.S. Government Securities Fund
                Investment Risk and Return Summary...................  page 51
                Fund Expenses........................................  page 53
                Investment Strategies................................  page 54
                Risks Related to Investment Strategies...............  page 56
                Management of the Fund...............................  page 57
             Pricing of Fund Shares..................................  page 59
             Sales Charges...........................................  page 60
             Your Account............................................  page 62
             How to Buy Shares.......................................  page 63
             How to Sell Shares......................................  page 64
             Things You Should Know When Selling Shares..............  page 64
             Account Policies........................................  page 66
             Investor Services.......................................  page 67
             Tax Status of Distributions.............................  page 67
             Financial Highlights....................................  page 69
             Additional Information..................................  page 81

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Engemann Aggressive Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

[Arrow] Under normal circumstances, the fund will invest at least 65% of its total assets in common and preferred stocks, and securities convertible into common stocks or other equity securities.

[Arrow] The adviser is responsible for managing the fund's investment program and the general operation of the fund. The subadviser manages the fund's portfolio using a top-down sector approach based upon economic and market conditions. Securities are then analyzed from a bottom up approach focusing on the issuing companies:

         [bullet]  high, sustainable earnings growth,

         [bullet] solid brand, or franchise, identity and its ability to ward off competition,

         [bullet]  quality management, and

         [bullet]  financial strength.

[Arrow] The fund may invest up to 10% of its total assets in foreign securities, including emerging market securities.

[Arrow] The fund may also invest in debt securities that the adviser determines offer the potential for capital growth.

[Arrow] The fund may expand its investments by obtaining fixed interest loans from a bank in amounts up to one-third the value of its net assets.


PRINCIPAL RISKS

If you invest in this fund you risk that you may lose your investment.

The fund will seek to increase the value of your shares by investing in securities the subadviser expects to increase in value. Most of the fund's investments will be in common and preferred stocks. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.

The subadviser's portfolio selection method may result in a higher portfolio turnover rate as compared to a fund that does not utilize such techniques.

                                    Phoenix-Engemann Aggressive Growth Fund   1

The fund may be subject to greater risks than a fund that does not invest in securities with growth characteristics.

The fund may invest in companies in foreign countries including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.

The fund may invest in debt securities believed by the subadviser to offer the potential for capital growth. Debt securities may be negatively affected by changes in interest rates. Generally, when interest rates rise the value of debt securities decrease.

The fund may borrow money to purchase additional securities. If the additional securities increase in value the net asset value of the fund will rise more quickly than would occur without borrowing. If these securities decrease in value or do not increase enough to cover interest and other borrowing costs the fund will suffer greater losses than it would if no borrowing took place.

2   Phoenix-Engemann Aggressive Growth Fund

PERFORMANCE TABLES

The bar chart below provides an indication of the risks of investing in the Phoenix-Engemann Aggressive Growth Fund by showing changes in the fund's Class A Shares performance from year to year over a 10-year period(1). The table below shows how the fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


AGGRESSIVE GROWTH FUND

[Graphic Omitted]

 CALENDAR YEAR       ANNUAL RETURN (%)
     1989                21.55
     1990                -5.57
     1991                29.56
     1992                 7.66
     1993                11.58
     1994                -3.92
     1995                51.71
     1996                11.09
     1997                19.37
     1998

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 18.78% (quarter ending March 31, 1991) and the lowest return for a quarter was (19.55)% (quarter ending September 30, 1998). Year to date performance (through January 31, 1999) was ____%.

------------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)      One Year       Five Years      Ten Years      Life of the Fund(2)
------------------------------------------------------------------------------------------------------------------
   Class A Shares
------------------------------------------------------------------------------------------------------------------
   Class B Shares
------------------------------------------------------------------------------------------------------------------
   Russell 2000 Growth Index(3)
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since December 31, 1975 and Class B Shares since July 21,
1994.

(3) The Russell 2000 Growth Index is an unmanaged, commonly used measure of total return performance of small-capitalization, growth-oriented stocks. The index's performance does not reflect sales charges.

                                     Phoenix-Engemann Aggressive Growth Fund   3

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A       CLASS B
                                                                    SHARES         SHARES
                                                                    -------       -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%          None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None          5%(a)
Maximum Sales Charge (load) Imposed on Reinvested Dividends          None           None
Redemption Fee                                                       None           None
Exchange Fee                                                         None           None
                                                          -------------------------------------------

                                                                    CLASS A       CLASS B
                                                                    SHARES         SHARES
                                                                    -------       -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.70%         0.70%
Distribution and Service (12b-1) Fees (b)                            0.25%         1.00%
Other Expenses                                                       0.26%         0.26%
                                                                     -----         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.21%         1.96%
                                                                     =====         =====

--------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS            1 YEAR        3 YEARS       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class A           $592          $841         $1,108           $1,871
--------------------------------------------------------------------------------
   Class B           $599          $815         $1,057           $2,091
--------------------------------------------------------------------------------

4   Phoenix-Engemann Aggressive Growth Fund

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS            1 YEAR        3 YEARS       5 YEARS         10 YEARS
--------------------------------------------------------------------------------
   Class A           $592          $841         $1,108           $1,871
--------------------------------------------------------------------------------
   Class B           $199          $615         $1,057           $2,091
--------------------------------------------------------------------------------



INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Engemann Aggressive Growth Fund has an investment objective of capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

The fund contracts with an adviser, Phoenix Investment Counsel, Inc. to manage the fund's investment program and to be responsible for the general operation of the fund, and a subadviser, Roger Engemann and Associates, Inc., to manage the investments of the fund. The subadviser manages the fund's portfolio from a top-down sector focus based upon economic and market conditions. Securities are then analyzed from a bottom up approach focusing on the basic fundamentals of each individual company. Securities selected are those that the subadviser believes have:

         [bullet]  Superior, sustainable earnings growth,

         [bullet] Solid brand identity, or franchise, and the ability to ward off competition,

         [bullet] Quality management, with a strong focus on its shareholders, and

         [bullet]  Financial strength and a favorable long-term outlook

Under normal circumstances, the fund intends to invest at least 65% of its total assets in common and preferred stocks or securities convertible into common stocks or other equity securities that the subadviser believes have a substantial potential for capital growth.

A convertible security is a bond, debenture, note preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics such as:

         [bullet] Higher yields than common stocks but lower yields than comparable non-convertible securities;

                                     Phoenix-Engemann Aggressive Growth Fund   5

         [bullet] Typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

         [bullet] The potential for capital appreciation if the market price of the underlying common stock increases.

The fund may invest up to 10% of its net assets in securities of foreign (non-U.S.) issuers. The fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

The fund also may invest in debt securities. The fund may invest in securities issued by the U.S. Government and its agencies, states, municipalities and securities issued by corporations that are rated in the top four rating categories or if unrated are of the same comparable, limited investment quality. Any security which drops below the four highest rating categories will be considered by the subadviser in evaluating the overall composition of the portfolio.

Temporary Defensive Strategy. If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


GENERAL

The fund's focus is capital appreciation. The subadviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the subadviser

6   Phoenix-Engemann Aggressive Growth fund
expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


GROWTH STOCK

Typically, growth stocks make little or no dividend payments to shareholders. Investment return is based upon the stocks' capital appreciation, making return more dependent on market increases and decreases as compared to stocks that provide dividend payments. Growth stocks also tend to rise faster when markets advance, and drop more sharply when markets fall. Should a market decline occur, the fund's price may fall more than that of other funds.


HIGH TURNOVER RATE

Each time a security is bought or sold, the fund incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the fund. Likewise, frequent sales that result in gains to the fund could increase the amount of capital gains distributions to you, the shareholder. Increased capital gains distributions could result in greater tax liability to you.


FOREIGN INVESTING

The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

         [bullet] differences in accounting, auditing and financial reporting standards,

         [bullet] generally higher commission rates on foreign portfolio transactions,

         [bullet] differences and inefficiencies in transaction settlement systems,

         [bullet]  the possibility of expropriation or confiscatory taxation,

         [bullet] adverse changes in investment or exchange control regulations,

         [bullet]  political instability, and

         [bullet]  potential restrictions on the flow of international capital.

Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

                                     Phoenix-Engemann Aggressive Growth Fund   7

Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


FOREIGN CURRENCY

Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks, including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

         [bullet] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] Competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

         [bullet] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

         [bullet]  Potential tax consequences.


EMERGING MARKET INVESTING

The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present

8   Phoenix-Engemann Aggressive Growth Fund
risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

The economies of developing countries generally are heavily dependent upon international trade. And accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.


LEVERAGE

If the fund borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the fund's net investment income. The subadvisor will borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the fund. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs, the fund will suffer greater losses than would take place if no borrowing took place. In addition, because the fund must maintain a three-to-one ratio of net assets to debt, in a declining market, the fund may have to sell securities under poor market conditions to maintain the required ratio.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.

                                     Phoenix-Engemann Aggressive Growth Fund   9

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISERS

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $____ billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Roger Engemann & Associates, Inc. ("Engemann") is the investment subadviser to the fund and is located at 600 North Rosemead Boulevard, Pasadena, California 91107. Engemann acts as adviser to six mutual funds, as subadviser to two other mutual fund and acts as investment adviser to institutions and individuals. As of December 31, 1998, Engemann had $___ billion in assets under management. Engemann has been an investment adviser since 1969.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the general operations of the funds. Engemann, as subadviser, is responsible for day-to-day management of the fund's portfolio. Engemann manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of that fund's net assets at the following rates.

--------------------------------------------------------------------------------
                                          $1+ billion
                     1st billion       through $2 billion          $2+ billion
--------------------------------------------------------------------------------
   Management Fee       0.70%                0.65%                    0.60%
--------------------------------------------------------------------------------

Phoenix pays Engemann a subadvisory fee at the following rates.

-----------------------------------------------------------------------------------------------
                         Up to           $262 million           $1+ billion
                     $262 million     through $1 billion     through $2 billion     $2+ billion
-----------------------------------------------------------------------------------------------
   Subadvisory Fee       0.20%               0.35%                 0.325%              0.30%
-----------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $1,847,122. The ratio of management fees to average net assets for the fiscal year ended October 31, 1998 was 0.70%.

10   Phoenix-Engemann Aggressive Growth Fund

PORTFOLIO MANAGEMENT

Roger Engemann, James E. Mair and John S. Tilson head the team that is primarily responsible for the day-to-day management of the fund. Each is a Managing Director, Equities of Phoenix. Mr. Engemann has been President of Engemann since its inception in 1969. Messrs. Mair and Tilson are both Executive Vice Presidents of Portfolio Management of Engemann and both have been with Engemann since 1983. Messrs. Engemann and Mair have been Chartered Financial Analysts ("CFAs") since 1972, and Mr. Tilson has been a CFA since 1974.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

                                    Phoenix-Engemann Aggressive Growth Fund   11

PHOENIX-GOODWIN BALANCED FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives.


PRINCIPAL INVESTMENT STRATEGIES

[Arrow] The adviser will use four criteria to select investments for the fund: risk, income, capital enhancement and protection of capital value. The adviser will select securities believed to have potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement. Fixed income securities are selected using a multi-sector approach. The adviser may adjust the mix of investments based upon financial market and economic conditions.

[Arrow] Under normal circumstances, the fund will invest at least 65% of its total assets in common stocks of companies of any size and fixed income securities.

[Arrow] The fund may invest up to 35% of its net assets in high yield, high risk fixed income securities (commonly referred to as "junk bonds").

[Arrow] At least 25% of fund assets will be invested in fixed income securities that are rated within the four highest rating categories.

[Arrow] The fund may invest 25% of its total assets in foreign securities, including emerging market securities and foreign government securities.

[Arrow]  The fund may also invest in mortgage- and asset-backed securities.


PRINCIPAL RISKS

If you invest in this fund you risk that you may lose your investment.

The fund will seek to increase the value of your shares by investing in securities the adviser expects to increase in value or provide reasonable income. Most of the fund's investments will be in common stocks and fixed income securities. Conditions affecting the overall economy, specific industries or companies in which the fund invests and interest rate changes can be worse than expected. As a result, the value of your shares may decrease. If the adviser misjudges the return potential of fixed income securities, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns, and the fund's income available for distribution may be less than other funds. Neither

12   Phoenix-Goodwin Balanced Fund
the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

This fund may invest in high risk, high yield fixed income securities (so called "junk bonds"). Junk Bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If this happens, the fund would lose income and could expect a decline in the market value of the securities.

The fund may invest in foreign government securities and companies in foreign countries including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.

This fund may invest in unrated securities. Unrated securities may not have as broad a market as rated, investment grade securities making them more difficult to sell. This could cause the security to lose value.

The fund may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

This fund may invest in mortgage-backed and other asset-backed securities. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. In the event of very high prepayments, the fund may be required to invest the proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.

                                              Phoenix-Goodwin Balanced Fund   13

PERFORMANCE TABLES

The bar chart below provides an indication of the risks of investing in the Phoenix-Goodwin Balanced Fund by showing changes in the fund's Class A Shares performance from year to year over a 10-year period(1). The table below shows how the fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


BALANCED FUND

[Graphic Omitted]

 CALENDAR YEAR       ANNUAL RETURN (%)
     1989                24.93
     1990                 7.31
     1991                25.94
     1992                 6.74
     1993                 6.41
     1994                -4.55
     1995                23.39
     1996                 8.58
     1997                18.33
     1998

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 13.44% (quarter ending March 31, 1991) and the lowest return for a quarter was (5.53)% (quarter ending September 30, 1998). Year to date performance (through January 31, 1999) was ____%.

------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)     One Year      Five Years     Ten Years     Life of the Fund(2)
------------------------------------------------------------------------------------------------------------
   Class A Shares
------------------------------------------------------------------------------------------------------------
   Class B Shares
------------------------------------------------------------------------------------------------------------
   Balanced Benchmark(3)
------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since December 31, 1975 and Class B Shares since July 15,
1994.

(3) The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day U.S. Treasury bills return. The index's performance does not reflect sales charges.

14   Phoenix-Goodwin Balanced Fund

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                        5%(a)
Maximum Sales Charge (load) Imposed on Reinvested Dividends          None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          ----------------------------------------------------
                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.53%                      0.53%
Distribution and Service (12b-1) Fees (b)                            0.25%                      1.00%
Other Expenses                                                       0.19%                      0.19%
                                                                     ----                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.97%                      1.72%
                                                                     ====                       ====

---------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                              Phoenix-Goodwin Balanced Fund   15

-------------------------------------------------------------------------------
   CLASS             1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------
   Class A            $569          $769           $986         $1,608
-------------------------------------------------------------------------------
   Class B            $575          $742           $933         $1,831
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------
   CLASS             1 YEAR        3 YEARS       5 YEARS       10 YEARS
-------------------------------------------------------------------------------
   Class A            $569          $769           $986         $1,608
-------------------------------------------------------------------------------
   Class B            $175          $542           $933         $1,831
-------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Goodwin Balanced Fund has investment objectives of reasonable income, long-term capital growth and conservation of capital. There is no guarantee that the fund will achieve its objectives.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests in a portfolio of common stocks and fixed income securities. Under normal circumstances the fund intends to invest at least 65% of its total assets in these securities. At least 25% of assets will be invested in fixed income securities that are rated within the four highest rating categories. The fund may invest in foreign and domestic companies of all sizes. Fixed income securities in which the fund may invest include, U.S. and foreign government securities, corporate bonds, municipals, and mortgage- and asset-backed securities. Credit ratings for fixed income securities are established by nationally recognized statistical rating organizations. Please see the Statement of Additional Information for a detailed list of rating categories.

The adviser will use four criteria to select investments for the fund: risk, income, capital enhancement, and protection of capital value. The adviser will select securities believed to have potential for the production of current income, with emphasis on securities that also have the potential for capital enhancement. Fixed income securities are selected using a multi-sector approach. Holdings are shifted into sectors believed by the adviser to be undervalued and out of sectors determined by the adviser to be overvalued. The amount of fund assets which may be invested in common stocks and fixed income securities is not fixed. The adviser may adjust the mix of investments based upon financial market and economic conditions.

16   Phoenix-Goodwin Balanced Fund

Up to 35% of fund assets may be invested in "junk bonds." The actual percentage of junk bonds held in the portfolio will be determined by the adviser. If, in the advisor's opinion, market conditions warrant, the fund may increase its holdings of junk bonds subject to the 35% limit. The price of junk bonds will generally decline when interest rates rise, and increase when interest rates fall.

The fund may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

The fund may also invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics such as:


         [bullet] Higher yields than common stocks but lower yields than comparable non-convertible securities;

         [bullet] Typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

         [bullet] The potential for capital appreciation if the market price of the underlying common stock increases.

Temporary Defensive Strategy. If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold on to its cash or invest without limit in cash equivalents, such as U.S. government securities and high grade commercial paper. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


GENERAL

The fund's focus is reasonable income, long-term capital growth, and conservation of capital. The value of your shares is based on the market value of the fund's investments. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in

                                              Phoenix-Goodwin Balanced Fund   17
the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

In the case of fixed income securities, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Income distribution will also affect the fund's return. If the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


HIGH RISK-HIGH YIELD SECURITIES

The fund may invest in securities that are high risk, high yield non investment grade securities. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the adviser to accurately predict risk.


FOREIGN INVESTING

The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

         [bullet] differences in accounting, auditing and financial reporting standards,

         [bullet] generally higher commission rates on foreign portfolio transactions,

         [bullet] differences and inefficiencies in transaction settlement systems,

         [bullet]  the possibility of expropriation or confiscatory taxation,

         [bullet] adverse changes in investment or exchange control regulations,

         [bullet]  political instability, and

         [bullet]  potential restrictions on the flow of international capital.

18   Phoenix-Goodwin Balanced Fund

Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


FOREIGN CURRENCY

Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks, including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

         [bullet] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] Competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

         [bullet] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

                                              Phoenix-Goodwin Balanced Fund   19

         [bullet]  Potential tax consequences.


SMALL MARKET CAPITALIZATION INVESTING

The fund may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


UNRATED SECURITIES

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $21.3 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

20   Phoenix-Goodwin Balanced Fund

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.


-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.55%                      0.50%                      0.45%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $8,930,936. The ratio of management fees to average net assets for the fiscal year ended October 31, 1998 was 0.53%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of equity professionals and a team of fixed-income professionals.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

                                                Phoenix-Goodwin Growth Fund   21

PHOENIX-GOODWIN GROWTH FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

[Arrow] Under normal circumstances, the fund will invest at least 65% of its total assets in common stocks. The adviser invests in common stocks of companies it believes have the potential to appreciate.

[Arrow] The fund may invest any amount of its assets in any class or type of security believed by the adviser to offer the potential for capital appreciation over the intermediate and long term, including preferred stocks, investment grade bonds, convertible preferred stocks and convertible debentures. Distribution of investment income, such as dividends and interest, is incidental in the selection of investments.

[Arrow] Diversification among market sectors will be a factor in selecting securities for the fund. However, the adviser will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

[Arrow] The fund may invest 25% of its total assets in foreign securities, including emerging market securities.

[Arrow]  The fund may invest in small companies as well as large companies.


PRINCIPAL RISKS

If you invest in this fund you risk that you may lose your investment.

The fund will seek to increase the value of your shares by investing in securities the adviser expects to increase in value. Most of the fund's investments will be in common stocks. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected. As a result, the value of your shares may decrease.

The fund may invest in small companies as well as large companies. Smaller companies may be affected to a greater extent than larger companies by changes in general economic conditions and conditions in particular industries. Smaller companies may also be relatively new and not have the same operating history and "track record" as larger companies. This could make future performance of smaller companies more difficult to predict.

22   Phoenix-Goodwin Growth Fund

The fund may invest in companies in foreign countries including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.


PERFORMANCE TABLES

The bar chart below provides an indication of the risks of investing in the Phoenix-Goodwin Growth Fund by showing changes in the fund's Class A Shares performance from year to year over a 10-year period(1). The table below shows how the fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


GROWTH FUND

[Graphic Omitted]

 CALENDAR YEAR       ANNUAL RETURN (%)
     1989                27.47
     1990                 6.05
     1991                28.01
     1992                 4.29
     1993                 4.35
     1994                -1.60
     1995                33.98
     1996                14.68
     1997                23.30
     1998

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 15.69% (quarter ending March 31, 1991) and the lowest return for a quarter was (8.83)% (quarter ending September 30, 1998). Year to date performance (through January 31, 1999) was ____%.

                                                Phoenix-Goodwin Growth Fund   23

------------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)      One Year       Five Years      Ten Years      Life of the Fund(2)
------------------------------------------------------------------------------------------------------------------
   Class A Shares
------------------------------------------------------------------------------------------------------------------
   Class B Shares
------------------------------------------------------------------------------------------------------------------
   S&P 500 Stock Index(3)
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since December 31, 1975 and Class B Shares since July 15,
1994.

(3) The S&P 500 Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500's performance does not reflect sales charges.


FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                        5%(a)
Maximum Sales Charge (load) Imposed on Reinvested Dividends          None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          -----------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    -------                    -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.66%                      0.66%
Distribution and Service (12b-1) Fees (b)                            0.25%                      1.00%
Other Expenses                                                       0.17%                      0.17%
                                                                     ----                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.08%                      1.83%
                                                                     ====                       ====
--------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

24   Phoenix-Goodwin Growth Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS               1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class A              $580           $802           $1,042         $1,730
--------------------------------------------------------------------------------
   Class B              $586           $776            $990          $1,951
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS               1 YEAR         3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
   Class A              $580           $802           $1,042         $1,730
--------------------------------------------------------------------------------
   Class B              $186           $576            $990          $1,951
--------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Goodwin Growth Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in a portfolio of common stocks. Under normal circumstances the fund intends to invest at least 65% of its total assets in common stocks.

The adviser selects common stocks of companies that it believes have the potential to appreciate. However, since common stocks do not always afford the greatest promise for capital appreciation, the fund may invest any amount of its assets in any class or type of security believed by the adviser to offer the potential for capital appreciation over both the intermediate and long terms. Distribution of income, such as dividends and interest, is incidental in the

                                                Phoenix-Goodwin Growth Fund   25
selection of investments for the fund. The adviser will monitor portfolio securities to determine whether they are contributing to the fund's objective. Diversification among market sectors will also be a factor in selecting securities for the fund. However, the adviser will put greater emphasis on selecting securities it believes have good potential for appreciation rather than upon wide diversification.

The fund may also invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics such as:

         [bullet] Higher yields than common stocks but lower yields than comparable non-convertible securities;

         [bullet] Typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

         [bullet] The potential for capital appreciation if the market price of the underlying common stock increases.

The fund may invest up to 25% of its net assets in securities of foreign (non-U.S.) issuers. The fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

Temporary Defensive Strategy. If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may invest in fixed income securities with or without warrants or conversion features and it may hold on to its cash or invest without limit in cash equivalents. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


GENERAL

The fund's focus is long-term capital appreciation. The adviser intends to invest fund assets so that your shares increase in value. However, the value of the fund's investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. The value of the fund's investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in value of many or most investments. Particular

26   Phoenix-Goodwin Growth Fund
industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. To the extent that the fund's investments are affected by general economic declines, declines in industries, and interest rate changes that negatively affect the companies in which the fund invests, fund share values may decline. Share values can also decline if the specific companies selected for fund investment fail to perform as the adviser expects, regardless of general economic trends, industry trends, interest rates and other economic factors.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


SMALL MARKET CAPITALIZATION INVESTING

The fund may invest in some smaller companies. Companies with small capitalization are often companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


FOREIGN INVESTING

The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

         [bullet] differences in accounting, auditing and financial reporting standards,

         [bullet] generally higher commission rates on foreign portfolio transactions,

         [bullet] differences and inefficiencies in transaction settlement systems,

         [bullet]  the possibility of expropriation or confiscatory taxation,

         [bullet] adverse changes in investment or exchange control regulations,

         [bullet]  political instability, and

         [bullet]  potential restrictions on the flow of international capital.

Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

                                               Phoenix-Goodwin Growth Fund   27

Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


FOREIGN CURRENCY

Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks, including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

         [bullet] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] Competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

         [bullet] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

         [bullet]  Potential tax consequences.

28   Phoenix-Goodwin Growth Fund

EMERGING MARKET INVESTING

The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

The economies of developing countries generally are heavily dependent upon international trade. And accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $____ billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this

                                                Phoenix-Goodwin Growth Fund   29
prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-------------------------------------------------------------------------------------------------------
                               1st billion       $1+ billion through $2 billion      $2+ billion
-------------------------------------------------------------------------------------------------------
   Management Fee                 0.70%                      0.65%                      0.60%
-------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $17,237,170. The ratio of management fees to average net assets for the fiscal year ended October 31, 1998 was 0.66%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the funds are made by a team of equity investment professionals.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

30   Phoenix-Goodwin Growth Fund

PHOENIX-GOODWIN HIGH YIELD FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives.


PRINCIPAL INVESTMENT STRATEGIES

[Arrow] Under normal circumstances, at least 80% of the fund's total assets will be invested in fixed income securities and preferred stock, including:

         [bullet]  debt obligations,

         [bullet]  certificates of deposit,

         [bullet]  commercial paper,

         [bullet]  bankers acceptances,

         [bullet] government obligations, issued or guaranteed by federal, state or municipal governments, their agencies or instrumentalities,

         [bullet] loan participations in secured and unsecured corporate loans, and

         [bullet] convertible debt securities, preferred stock and convertible preferred stock.

[Arrow] The fund intends to invest at least 65% of its total assets in a diversified portfolio of high yield, high risk fixed income securities (commonly referred to as "junk bonds").

[Arrow] The fund may invest 35% of its total assets in foreign securities, including emerging market securities.

[Arrow]  The fund may also invest in:

         [bullet]  equity securities; and

         [bullet]  deferred and zero coupon bonds.

[Arrow] The adviser will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions. This may cause the fund to experience a high portfolio turnover rate as compared to other mutual funds.

                                            Phoenix-Goodwin High Yield Fund   31

PRINCIPAL RISKS

If you invest in this fund you risk that you may lose your investment.

The adviser intends to select investments that it believes will provide high current income. If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution maybe less than that of other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

This fund will invest in high risk, high yield fixed income securities (so called "junk bonds"). Junk bonds present a greater risk that the issuer will not be able to make interest or principal payments on time. If interest and principal payments are not made, the fund would lose income and could expect a decline in the market value of the securities. Analysis of junk bonds is also more complex than for higher rated securities, making it more difficult for the adviser to accurately predict return and risk.

This fund may invest in unrated securities. Unrated securities may not have as broad a market as rated securities making them more difficult to sell. This could cause the security to lose value.

The fund may invest in government obligations. Obligations issued or guaranteed by federal, state, and municipal governments, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

The fund may invest in companies in foreign countries including some "emerging market" countries (countries with markets that are not fully developed). Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio. Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not perform as well as U.S. markets. Emerging market countries and companies doing business in emerging markets may not have the same range of opportunities as countries and their companies in developed nations. They may also have more obstacles to financial success.

The fund may experience a high turnover rate. Frequent and active trading may increase transaction costs for the fund and may increase capital gains distributions, resulting in greater tax liability to you.

The fund may invest in deferred coupon and zero coupon securities. The market prices of these securities generally are more volatile than the market prices of securities that pay interest at regular intervals. The fund may still have to distribute, on a current basis, interest earned on these securities but not yet paid to the fund. In order to satisfy its distribution requirements, the fund may have to distribute cash obtained from other sources.

32   Phoenix-Goodwin High Yield Fund

PERFORMANCE TABLES

The bar chart below provides an indication of the risks of investing in the Phoenix-Goodwin High Yield Fund by showing changes in the fund's Class A Shares performance from year to year over a 10-year period(1). The table below shows how the fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


HIGH YIELD FUND

[Graphic Omitted]

 CALENDAR YEAR       ANNUAL RETURN (%)
     1989                -0.95
     1990                -1.08
     1991                24.67
     1992                16.96
     1993                21.48
     1994                -7.97
     1995                17.72
     1996                17.73
     1997                13.61
     1998

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 10.35% (quarter ending June 30, 1995) and the lowest return for a quarter was (13.86)% (quarter ending September 30, 1998). Year to date performance (through January 31, 1999) was ____%.

                                            Phoenix-Goodwin High Yield Fund   33

------------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns              One Year       Five Years      Ten Years      Life of the Fund(2)
   (for the periods ending 12/31/98)(1)
------------------------------------------------------------------------------------------------------------------
   Class A Shares
------------------------------------------------------------------------------------------------------------------
   Class B Shares
------------------------------------------------------------------------------------------------------------------
   Class C Shares
------------------------------------------------------------------------------------------------------------------
   CS First Boston High Yield Index(3)
------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares July 28, 1980, Class B Shares since July 15, 1994, and Class C Shares since February 27, 1998.

(3) The CS First Boston High Yield Index is an unmanaged but commonly used index that tracks the returns of all new publicly offered debt of more than $75 million rated below BBB or BBB/BB+. The index's performance does not reflect sales charges.


FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES             SHARES            SHARES
                                                               -------           -------            -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%              None              None
Maximum Deferred Sales Charge (load) (as a percentage of                                         1% during the
the lesser of the value redeemed or the amount invested)        None               5%(a)          first year
Maximum Sales Charge (load) Imposed on Reinvested Dividends     None               None              None
Redemption Fee                                                  None               None              None
Exchange Fee                                                    None               None              None
                                                         ---------------------------------------------------------

                                                               CLASS A           CLASS B            CLASS C
                                                               SHARES             SHARES            SHARES
                                                               -------           -------            -------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.65%             0.65%              0.65%
Distribution and Service (12b-1) Fees (b)                       0.25%             1.00%              1.00%
Other Expenses                                                  0.22%             0.22%              0.22%
                                                                ----              ----               ----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.12%             1.87%              1.87%
                                                                ====              ====               ====

--------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

34   Phoenix-Goodwin High Yield Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS                1 YEAR         3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
   Class A               $584           $814           $1,063        $1,773
--------------------------------------------------------------------------------
   Class B               $590           $788           $1,011        $1,995
--------------------------------------------------------------------------------
   Class C               $290           $588           $1,011        $2,190
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS                1 YEAR         3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
   Class A               $584           $814           $1,063        $1,773
--------------------------------------------------------------------------------
   Class B               $190           $588           $1,011        $1,995
--------------------------------------------------------------------------------
   Class C               $190           $588           $1,011        $2,190
--------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Goodwin High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. The fund will consider capital growth when it is consistent with the objective of high current income. There is no guarantee that the fund will achieve its objectives.


PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the fund's total assets will be invested in fixed income securities and preferred stock, including:

                                            Phoenix-Goodwin High Yield Fund   35

         [bullet]  debt obligations,

         [bullet]  certificates of deposit,

         [bullet]  commercial paper,

         [bullet]  bankers acceptances,

         [bullet] government obligations, issued or guaranteed by federal, state or municipal governments, their agencies or instrumentalities,

         [bullet] loan participations in secured and unsecured corporate loans, and

         [bullet] convertible debt securities, preferred stock and convertible preferred stock.

The fund intends to invest at least 65% of its total assets in high yield, high risk securities (so called "junk bonds"). The high yields on these securities often reflect the greater risks associated with investing in these types of securities. High yield, high risk securities are in the lower rating categories, or if unrated, of comparable, limited quality. Credit ratings are established by nationally recognized statistical rating organizations (NRSROs). The fund will only invest in securities in an NRSRO's lowest rating category when the adviser believes that the financial condition of the issuer or protections afforded to the securities is stronger than the rating indicates.

The fund may invest in securities in higher rating categories when the adviser believes the investment is consistent with the fund's investment objective. Please see the Statement of Additional Information for a detailed list of rating categories.

The fund may invest up to 35% of its net assets in securities of foreign (non-U.S.) issuers. The fund may invest in a broad range of foreign securities, including equity, debt and convertible securities and foreign government securities. Issuers may be in established market countries and emerging market countries.

The fund may also invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at predetermined time(s), price(s) or price formula. Convertible securities have several unique investment characteristics such as:

         [bullet] Higher yields than common stocks but lower yields than comparable nonconvertible securities;

         [bullet] Typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts;

         [bullet] The potential for capital appreciation if the market price of the underlying common stock increases.

36   Phoenix-Goodwin High Yield Fund

The fund may invest in equity securities when such investments are consistent with its primary objective or are acquired as part of a unit consisting of a combination of fixed income and equity securities.

The fund may invest in deferred coupon and zero coupon debt obligations. These securities do not make any interest payments for a specified period of time prior to maturity or until maturity.

The adviser will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions. This may cause the fund to experience a high portfolio turnover rate as compared to other mutual funds.

Temporary Defensive Strategy. If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may hold on to its cash or invest with out limit in cash equivalents or other fixed income securities. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


GENERAL

The fund's focus is high current income. The adviser intends to select investments that provide returns that are higher than prevailing returns on most fixed income securities. If the adviser misjudges the return potential of selected investments, the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other fixed income opportunities. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


HIGH RISK-HIGH YIELD SECURITIES

The fund will invest in securities that are high risk, high yield securities. Although these securities provide greater income and opportunity for capital appreciation than investments in higher grade securities, they also typically entail greater price volatility and principal and interest risk. There is a greater risk that an issuer will not be able to make principal and

                                            Phoenix-Goodwin High Yield Fund   37
interest payments on time. Lower rated securities may not trade as often and may be less liquid than higher rated securities. Fund expenses could increase if the fund were to pursue recovery of missed income payments. Achievement of fund goals will be more dependent on the adviser's ability than if the fund invested in securities in higher rating categories because analysis of the creditworthiness of issuers of below investment grade securities may be more complex than for higher grade securities, making it more difficult for the adviser to accurately predict risk.


HIGH TURNOVER RATE

Each time a security is bought or sold, the fund incurs certain costs associated with the transaction. The more transactions, the higher the overall cost to the fund. Likewise, frequent sales that result in gains to the fund could increase the amount of capital gains distributions to you, the shareholder. Increased capital gains distributions could result in greater tax liability to you.


FOREIGN INVESTING

The fund may invest in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

         [bullet] differences in accounting, auditing and financial reporting standards,

         [bullet] generally higher commission rates on foreign portfolio transactions,

         [bullet] differences and inefficiencies in transaction settlement systems,

         [bullet]  the possibility of expropriation or confiscatory taxation,

         [bullet] adverse changes in investment or exchange control regulations,

         [bullet]  political instability, and

         [bullet]  potential restrictions on the flow of international capital.

Political and economic uncertainty as well as less public information about investments may negatively impact the fund's portfolio.

Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the fund.

Many of the foreign securities held by the fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross

38   Phoenix-Goodwin High Yield Fund
national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


FOREIGN CURRENCY

Portions of the fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the long and short terms.

Effective January 1, 1999, eleven European countries will begin converting from their sovereign currency to the European Union common currency called the "Euro." This conversion may expose the fund to certain risks, including the reliability and timely reporting of pricing information of the fund's portfolio holdings. In addition, one or more of the following may adversely affect specific securities in the fund's portfolio:

         [bullet] Known trends or uncertainties related to the Euro conversion that an issuer reasonably expects will have a material impact on revenues, expenses or income from its operations;

         [bullet] Competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in the Euro;

         [bullet] Issuers' ability to make required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002);

         [bullet] Currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); and

         [bullet]  Potential tax consequences.


EMERGING MARKET INVESTING

The fund may invest in companies located in emerging market countries and regions. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in

                                            Phoenix-Goodwin High Yield Fund   39
developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.


GOVERNMENT SECURITIES

Obligations issued or guaranteed by federal, state, and municipal governments, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.


DEFERRED COUPON AND ZERO COUPON BONDS

The market prices of deferred coupon and zero coupon bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Because the fund will not receive cash payments earned on these securities on a current basis, the fund may have to distribute cash obtained from other sources in order to satisfy distribution requirements. This may require that certain securities be sold to supply cash for distributions at a time that is less favorable than if the fund were not required to sell such securities, and such sales may adversely affect the fund's turnover rate.


UNRATED SECURITIES

The fund may invest in unrated securities. Unrated securities may not be lower in quality then rated securities but due to their perceived risk they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser

40   Phoenix-Goodwin High Yield Fund
for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $____ billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.65%                      0.60%                      0.55%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $3,942,021. The ratio of management fees to average net assets for the fiscal year ended October 31, 1998 was 0.65%.


PORTFOLIO MANAGEMENT

Investment and trading decisions for the fund are made by a team of fixed income professionals lead by Timothy P. Norman, Managing Director, Fixed Income, of Phoenix. Mr. Norman is also Executive Vice President of Duff & Phelps Investment Management Co., an affiliate of Phoenix, where he serves as a senior member of the fixed income management group responsible for the management of approximately $10 billion. Mr. Norman is a Chartered Financial Analyst and has held various investment management positions with Duff & Phelps Investment Management Co. since 1987.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated

                                            Phoenix-Goodwin High Yield Fund   41
by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

42   Phoenix-Goodwin High Yield Fund

PHOENIX-GOODWIN MONEY MARKET FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve the objective.

PRINCIPAL INVESTMENT STRATEGIES

[Arrow]  The fund seeks to maintain a stable $1.00 per share price.

[Arrow] The fund will invest in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

[Arrow]  The fund will invest exclusively in the following instruments:

         [bullet] Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities;

         [bullet] Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

         [bullet] Dollar-denominated obligations guaranteed by banks or savings and loan associations;

         [bullet] Federally insured obligations of other banks or savings and loan associations;

         [bullet]  Commercial paper;

         [bullet]  Short-term corporate obligations; and

         [bullet]  Repurchase agreements.

[Arrow] At least 95% of the fund's total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[Arrow] The fund may invest more than 25% of its assets in the domestic banking industry.

[Arrow] The fund may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[Arrow] The adviser will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate.

                                          Phoenix-Goodwin Money Market Fund   43

PRINCIPAL RISKS

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's focus is to optimize current income. The adviser intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the adviser misjudges the return potential or the ability of the issuer to make scheduled income and principal payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

The adviser intends to select investments that optimize the fund's yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the fund nor the adviser can assure you that the fund's yield will remain constant or that a particular level of income will be achieved.

A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.

Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, or guaranteed or insured by banks only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

The fund may invest in repurchase agreements. If the seller of the repurchase agreement does not repurchase the underlying securities, the fund may incur a loss.

44 Phoenix-Goodwin Money Market Fund

PERFORMANCE TABLES

The bar chart below provides an indication of the risks of investing in the Phoenix-Goodwin Money Market Fund by showing changes in the fund's Class A Shares performance from year to year over a 10-year period(1).


MONEY MARKET FUND

[Graphic Omitted]

CALENDAR YEAR       ANNUAL RETURN(%)
     1989                8.80
     1990                7.82
     1991                5.70
     1992                3.28
     1993                2.53
     1994                3.54
     1995                5.44
     1996                4.73
     1997                4.92
     1998

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was ____% (quarter ending ____________) and the lowest return for a quarter was ____% (quarter ending
____________). Year to date performance (through January 31, 1999) was ____%.

The fund's 7-day yield on December 31, 1998 was _____%.

                                          Phoenix-Goodwin Money Market Fund   45

FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        None                        None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                        5%(a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.40%                      0.40%
Distribution and Service (12b-1) Fees (b)                            None                       0.75%
Other Expenses                                                       0.33%                      0.33%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.73%                      1.48%
                                                                     =====                      =====

--------------------

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
    CLASS                      1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                       $75                  $233                   $406                   $906
------------------------------------------------------------------------------------------------------------------
   Class B                      $551                  $668                   $808                 $1,565
------------------------------------------------------------------------------------------------------------------

46   Phoenix-Goodwin Money Market Fund

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                       $75                  $233                   $406                   $906
------------------------------------------------------------------------------------------------------------------
   Class B                      $151                  $468                   $808                 $1,565
------------------------------------------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Goodwin Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve the objective.

PRINCIPAL INVESTMENT STRATEGIES

The adviser will seek a high level of return relative to the market by selecting securities for the fund's portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The adviser may not purchase securities with the highest available yield if the adviser believes that such an investment is inconsistent with the fund objectives of preservation of capital and maintenance of liquidity.

The fund will invest in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

The following money market instruments are the only investments the fund will have in its portfolio at any time:

         [bullet] Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities, including U.S. Treasury obligations, securities issued by the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA) and Student Loan Marketing Association
                   (SLMA) and other federal agencies;

         [bullet] Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

         [bullet] Dollar-denominated obligations guaranteed by banks or savings and loan associations;

                                          Phoenix-Goodwin Money Market Fund   47

         [bullet] Federally insured obligations of other banks or savings and loan associations;

         [bullet]  Commercial paper;

         [bullet]  Short term corporate obligations; and

         [bullet] Repurchase agreements. A repurchase agreement is a transaction where a fund buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. The adviser will only enter into repurchase agreements with those sellers that it deems creditworthy.

Investments in the fund will generally be limited to securities in the two highest short-term rating categories with at least 95% of the fund's total assets invested in securities in the highest rating category. Securities in the highest rating category carry the smallest degree of investment risk.

The fund may invest more than 25% of its assets in the domestic banking industry.

The short-term nature of money market instruments and the fund's strategies may result in a higher turnover rate as compared to other types of mutual funds.


RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


GENERAL

The fund's focus is to optimize current income. The adviser intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the adviser misjudges the return potential of fund investments, the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

The adviser intends to select investments that optimize the fund's yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the fund nor the adviser can assure you that the fund's yield will remain constant or that a particular level of income will be achieved.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.

48   Phoenix-Goodwin Money Market Fund

INVESTMENTS NOT GUARANTEED

Unlike cash held in a bank, investments in the fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


NET ASSET VALUE LESS THAN $1.00

If the net asset value drops below $1.00 per share, you could lose money.


CREDIT RATING DECREASE

A security's short-term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.


REPURCHASE AGREEMENTS

If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the fund may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the fund may never receive the purchase price or it may be delayed or limited.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of a company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If a company whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $____ billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio.

                                          Phoenix-Goodwin Money Market Fund   49

Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                         1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.40%                      0.35%                      0.30%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $786,202. The ratio of management fees to average net assets for the fiscal year ended December 31, 1998 was 0.40%.


PORTFOLIO MANAGEMENT

Julie Sapia is the portfolio manager of the fund and as such is primarily responsible for the day-to-day management of its investments. Ms. Sapia has served as Director, Money Market Trading of Phoenix since 1997 and from 1991 until 1997 served in various money market investment management positions of increasing responsibility with Phoenix and Phoenix Home Life Mutual Insurance Company. She also is Vice President of The Phoenix Edge Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund and serves as portfolio manager for certain series of each of those funds.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

50   Phoenix-Goodwin Money Market Fund

PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix-Goodwin U.S. Government Securities Fund has an investment objective to seek current income consistent with the preservation of capital. There is no guarantee that the fund will achieve the objective.


PRINCIPAL INVESTMENT STRATEGIES

[Arrow]  The fund intends to invest 65% of its total assets in:

         [bullet] securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities,

         [bullet] securities supported by the ability to borrow from the U.S. Treasury, and

         [bullet] securities otherwise supported by the U.S. Government, including Government National Mortgage Association (GNMA) Certificates.

[Arrow] The fund may invest up to 35% of its net assets in short-term instruments.

[Arrow] The fund may invest up to 35% of its net assets in investment grade securities, including taxable municipal bonds, nonagency-backed securities and corporate bonds.

[Arrow] The fund may invest in debt, mortgage-backed securities and Collateralized Mortgage Obligations (CMOs) issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC").


PRINCIPAL RISKS

If you invest in this fund you risk that you may lose your investment.

The adviser intends to select investments that it believes will provide current income. If the adviser misjudges the return potential, or the ability of issuers to make scheduled principal and interest payments, the fund's returns may be lower than prevailing returns and the fund's income available for distribution may be less than other funds. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

Obligations issued or guaranteed by the U.S. government, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.

This fund may invest in mortgage-backed securities and CMOs. A portion of the cash flow from these securities may be from early payoff of some of the underlying loans. Early payoffs may result in the fund receiving less income than originally anticipated. In the event of very

                            Phoenix-Goodwin U.S. Government Securities Fund   51
high prepayments, the fund may be required to invest the proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred.

The fund may also invest in municipal bonds. Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all.


PERFORMANCE TABLES

The bar chart below provides an indication of the risks of investing in the Phoenix-Goodwin U.S. Government Securities Fund by showing changes in the fund's Class A Shares performance from year to year over a 10-year period(1). The table below shows how the fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


U.S. GOVERNMENT SECURITIES FUND

[Graphic Omitted]

CALENDAR YEAR       ANNUAL RETURN (%)
     1989                11.73
     1990                 8.20
     1991                14.04
     1992                 8.02
     1993                 7.95
     1994                -3.34
     1995                17.24
     1996                 1.93
     1997                 9.19
     1998

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.91% (quarter ending June 30, 1989) and the lowest return for a quarter was (2.73)% (quarter ending March 31,
1994). Year to date performance (through January 31, 1999) was ____%.

52  Phoenix-Goodwin U.S. Government Securities Fund

-----------------------------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)              One Year    Five Years    Ten Years    Life of the Fund(2)
-----------------------------------------------------------------------------------------------------------------
   Class A Shares
-----------------------------------------------------------------------------------------------------------------
   Class B Shares
-----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Government Bond Index(3)
-----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class A Shares since March 9, 1987 and Class B Shares since February 24,
1994.

(3) The Lehman Brothers Government Bond Index is an unmanaged but commonly used measure of non-mortgaged government securities performance. The index's performance does not reflect sales charges.


FUND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                    CLASS A                    CLASS B
                                                                    SHARES                     SHARES
                                                                    ------                     ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                        4.75%                       None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)             None                        5%(a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                            None                        None
Redemption Fee                                                       None                        None
Exchange Fee                                                         None                        None
                                                          --------------------------------------------------------

                                                                    CLASS A                     CLASS B
                                                                    SHARES                      SHARES
                                                                    ------                      ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.45%                      0.45%
Distribution and Service (12b-1) Fees (b)                            0.25%                      1.00%
Other Expenses                                                       0.30%                      0.30%
                                                                     -----                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.00%                      1.75%
                                                                     =====                      =====

(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").

                            Phoenix-Goodwin U.S. Government Securities Fund   53

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $572                  $778                  $1,001                $1,641
------------------------------------------------------------------------------------------------------------------
   Class B                      $578                  $751                   $949                 $1,864
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $572                  $778                  $1,001                $1,641
------------------------------------------------------------------------------------------------------------------
   Class B                      $178                  $551                   $949                 $1,864
------------------------------------------------------------------------------------------------------------------


INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix-Goodwin U.S. Government Securities Fund has an investment objective to seek current income consistent with the preservation of capital. There is no guarantee that the fund will achieve the objective.


PRINCIPAL INVESTMENT STRATEGIES

At least 65% of fund assets will be invested in securities which are:

         [bullet] issued or guaranteed by the U.S. Government or its agencies and instrumentalities,

         [bullet] supported by the ability to borrow from the U.S. Treasury or by the credit of an agency or instrumentality, and

         [bullet]  securities otherwise supported by the U.S. Government.

54   Phoenix-Goodwin U.S. Government Securities Fund

The fund may invest in debt, mortgage-backed securities and Collateralized Mortgage Obligations (CMOs) issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC").

U. S. Government securities include U.S. Treasury Obligations and obligations issued by U.S. government agencies and instrumentalities such as securities issued by the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers Home Administration and the Small Business Administration.

The fund may invest in repurchase agreements. A repurchase agreement is a transaction where a fund buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. The adviser will enter into repurchase agreements only with those sellers that it deems creditworthy.

The fund may invest in mortgage-backed securities including, GNMA Certificates and securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage pass through securities are interests in pools of mortgage loans, assembled and issued by various governmental, government related, and private organizations. These securities provide a monthly payment consisting of both principal and interest payments. In effect, these payments are a "pass through" of the monthly payments made by individual borrowers on their residential or commercial mortgage loans.

Mortgage-backed securities also include collateralized mortgage obligations
(CMOs), which generally include debt instruments collateralized by mortgage loans or mortgage pass throughs. Additional payments on mortgage-backed securities are caused by repayment of principal resulting from the sale of the underlying property, refinancing or foreclosure.

The fund may invest up to 35% of its net assets in short-term instruments, including bank certificates of deposits and time deposits, banker's acceptances and repurchase agreements.

The fund may invest up to 35% of its net assets in investment grade securities, including taxable municipal bonds, non-agency mortgage-backed securities and corporate bonds.

The fund may invest in municipal bonds. Generally, municipal bonds may be general obligations secured by the issuers faith, credit and taxing power to pay principal and interest or revenue bonds, that pay principal and interest from monies derived from a specific source. The adviser may invest in municipal bonds when the relative value of municipal bonds is more attractive to the adviser than U.S. government securities.

                            Phoenix-Goodwin U.S. Government Securities Fund   55

RISKS RELATED TO INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


GENERAL
The fund's focus is current income consistent with the preservation of capital. The adviser intends to select investments that provide current returns while preserving capital. If the adviser misjudges the return potential of any of the fund's portfolio securities, the fund's returns may be lower than prevailing returns, and the fund's income available for distribution to shareholders may be less, on a relative basis, than other funds. Similarly, if the adviser misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the fund, the fund's income available for distribution to shareholders may decrease. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved.

The value of your shares is based on the market value of the fund's investments. In the case of fixed income securities and other securities that have relatively fixed levels of return, the value of the security will be directly affected by trends in interest rates and the overall condition of credit markets. For example, in times of rising interest rates, the value of these types of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. To the extent that the fund's investments are negatively affected by changes in economic conditions fund share values may decline.

In addition to these general risks of investing in the fund, there are several specific risks of investing in the fund that you should note.


GOVERNMENT SECURITIES

Obligations issued or guaranteed by federal, state, and municipal governments, agencies, authorities and instrumentalities only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

It is difficult to predict cash flows from mortgage-backed securities. Payments of principal and interest on the underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

In the event of high prepayments, the fund may be required to invest these proceeds at a lower interest rate, causing the fund to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

56   Phoenix-Goodwin U.S. Government Securities Fund

MUNICIPAL BONDS

The fund may also invest in municipal bonds. Principal and interest payments may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix also acts as the investment adviser for 14 other mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, Phoenix had $____ billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                           1st billion       $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.45%                      0.40%                      0.35%
-----------------------------------------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $833,864. The ratio of management fees to average net assets for the fiscal year ended October 31, 1998 was 0.45%.

                            Phoenix-Goodwin U.S. Government Securities Fund   57

PORTFOLIO MANAGEMENT

Christopher Saner and Andrew Szabo have served as co-portfolio managers of the fund since January 1998 and as such are primarily responsible for the day-to-day management of the fund's portfolio. Messrs. Saner and Szabo are Managing Directors of Phoenix.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon preliminary assessments, Phoenix has determined that it will be required to modify or replace portions of its software so that its computer systems will properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. It is anticipated that such modifications and conversions will be completed on a timely basis. It is not known at this time if there could be a material impact on the operations of Phoenix or its affiliates or the fund if such modifications and conversions are not completed timely.

Phoenix will utilize both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. Certain systems are already in the process of being converted due to previous initiatives and it is expected that all core systems will be remediated by December 31, 1998 and tested by June 1999. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.

58   Phoenix-Goodwin U.S. Government Securities Fund

PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

[Arrow]  adding the values of all securities and other assets of the fund,

[Arrow]  subtracting liabilities, and

[Arrow]  dividing by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities that are deducted for the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).


AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in

                                                        Phoenix Series Fund   59
full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers two classes of shares of each fund, and one additional class of shares of the High Yield Fund. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. The distribution and service fees represent an asset-based sales charge that for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be

60   Phoenix Series Fund
inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. (High Yield Fund only.) If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1%. See "Deferred Sales Charge Alternative--Class B and C Shares" below. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                             SALES CHARGE AS
                                             A PERCENTAGE OF
                                      --------------------------------
AMOUNT OF                                                       NET
TRANSACTION                           OFFERING                 AMOUNT
AT OFFERING PRICE                      PRICE                  INVESTED
----------------------------------------------------------------------
Under $50,000                           4.75%                   4.99%
$50,000 but under $100,000              4.50                    4.71
$100,000 but under $250,000             3.50                    3.63
$250,000 but under $500,000             3.00                    3.09
$500,000 but under $1,000,000           2.00                    2.04
$1,000,000 or more                      None                    None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B AND C SHARES

Class B and C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

                                                        Phoenix Series Fund   61

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  YEAR            1         2          3          4         5          6+
--------------------------------------------------------------------------------
  CDSC            5%        4%         3%         2%        2%         0%


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

  YEAR            1         2+
--------------------------------------------------------------------------------
  CDSC            1%        0%


YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

[Arrow] $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

[Arrow] There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

[Arrow]  $500 for all other accounts.

Minimum ADDITIONAL investments:

[Arrow]  $25 for any account.

[Arrow] There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


STEP 2.

Your second choice will be what class of shares to buy. The fund offers three classes of shares for individual investors. Each has different sales and distribution charges. Because all future

62   Phoenix Series Fund
investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

[Arrow] Receive both dividends and capital gain distributions in additional shares

[Arrow] Receive dividends in cash and capital gain distributions in additional shares

[Arrow]  Receive both dividends and capital gain distributions in cash

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------


-----------------------------------    ----------------------------------------------------------------------------
                                       TO OPEN AN ACCOUNT
-----------------------------------    ----------------------------------------------------------------------------
Through a financial advisor            Contact your advisor. Some advisors may charge a fee.
-----------------------------------    ----------------------------------------------------------------------------
Through the mail                       Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                       02266-8301.
-----------------------------------    ----------------------------------------------------------------------------
By Federal Funds wire                  Call us at 1-800-243-1574 (press 1, then 0).
-----------------------------------    ----------------------------------------------------------------------------
By Investo-Matic                       Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                       P.O. Box 8301, Boston, MA 02266-8301.
-----------------------------------    ----------------------------------------------------------------------------
By telephone exchange                  Call us at 1-800-243-1574 (press 1, then 0).
-----------------------------------   ----------------------------------------------------------------------------

                                                        Phoenix Series Fund   63

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B or C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

------------------------------------    -----------------------------------------------------------------------------
                                        TO SELL SHARES
------------------------------------    -----------------------------------------------------------------------------
Through a financial advisor             Contact your advisor. Some advisors may charge a fee.
------------------------------------    -----------------------------------------------------------------------------
Through the mail                        Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                        02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
------------------------------------    -----------------------------------------------------------------------------
By telephone                            For sales up to $50,000 requests can be made by calling 1-800-243-1574.
------------------------------------    -----------------------------------------------------------------------------
By telephone exchange                   Call us at 1-800-243-1574 (press 1, then 0).
------------------------------------    -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.

64  Phoenix Series Fund

REDEMPTIONS BY MAIL

[Arrow]  Send a clear letter of instructions if all of these apply:

         [bullet] Your shares are registered individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         [bullet]  The proceeds do not exceed $50,000.

         [bullet] The proceeds are payable to the registered owner at the address on record.

[Arrow] Send a clear letter of instructions with a signature guarantee when any of these apply:

         [bullet]  You are selling more than $50,000 worth of shares.

         [bullet] The name or address on the account has changed within the last 60 days.

         [bullet] You want the proceeds to go to a different name or address than on the account.

If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

The signature on your request must be guaranteed by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.

                                                        Phoenix Series Fund   65

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A, B or C shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at 1-800-243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


EXCHANGE PRIVILEGES

You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at 1-800-243-4361 or accessing our Web site at www.phoenixinvestments.com.

         [bullet] You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

         [bullet] Exchanges may be made by phone (1-800-243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         [bullet] The amount of the exchange must be equal to or greater than the minimum initial investment required.

         [bullet] The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         [bullet] Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

66   Phoenix Series Fund

RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call 1-800-243-4361.


INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income at intervals stated on the table below and to distribute net realized capital gains, if any, at least annually.

                                                        Phoenix Series Fund   67

--------------------------------------------------------------------------------
   FUND                                             DIVIDEND PAID
--------------------------------------------------------------------------------
   Aggressive Growth Fund                            Semiannually
--------------------------------------------------------------------------------
   Balanced Fund                                      Quarterly
--------------------------------------------------------------------------------
   Growth Fund                                       Semiannually
--------------------------------------------------------------------------------
   High Yield Fund                                     Monthly
--------------------------------------------------------------------------------
   Money Market Fund                                    Daily
--------------------------------------------------------------------------------
   U.S. Government Securities Fund                     Monthly
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

68   Phoenix Series Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

                                                                        CLASS A
                                             ----------------------------------------------------------------
                                                                YEAR ENDED OCTOBER 31,
                                            1998           1997           1996          1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $17.20         $16.84        $16.51         $13.33         $14.56
INCOME FROM INVESTMENT OPERATIONS(3)
   Net investment income (loss)              (0.03)(2)      (0.08)(2)     (0.13)(2)       0.06(2)        0.27
   Net realized and unrealized gain (loss)    0.04           2.95          2.64           4.21          (0.21)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         0.01           2.87          2.51           4.27           0.06
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income         --             --         (0.02)         (0.19)         (0.22)
   Dividends from net realized gains         (3.46)         (2.51)        (2.16)         (0.90)         (1.07)
                                            ------         ------        ------         ------         ------
   In excess of net realized gains           (0.03)            --            --             --             --
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (3.49)         (2.51)        (2.18)         (1.09)         (1.29)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (3.48)          0.36          0.33           3.18          (1.23)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $13.72         $17.20        $16.84         $16.51         $13.33
                                            ======         ======        ======         ======         ======
Total return(1)                               0.38%         19.67%        17.43%         35.14%          0.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $222,149       $246,002      $233,488       $180,288       $140,137
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.21           1.20%         1.20%          1.29%          1.26%
   Net investment income (loss)              (0.18)%        (0.53)%       (0.81)%         0.43%          1.97%
Portfolio turnover                             176%           518%          401%           331%           306%

------------------

(1) Maximum sales load is not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                                                       Phoenix Series Fund   69

--------------------------------------------------------------------------------

PHOENIX-ENGEMANN AGGRESSIVE GROWTH FUND

                                                                          CLASS B
                                             ----------------------------------------------------------------
                                                                                                      FROM
                                                                                                    INCEPTION
                                                          YEAR ENDED OCTOBER 31,                    7/21/94 TO
                                             1998          1997           1996           1995        10/31/94
                                            ------         ------        ------         ------      ---------
Net asset value, beginning of period         $16.76        $16.57         $16.38         $13.31        $13.09
INCOME FROM INVESTMENT OPERATIONS(5)
   Net investment income (loss)               (0.12)(4)     (0.20)(4)      (0.25)(4)       0.12(4)       0.02
   Net realized and unrealized gain            0.03          2.90           2.60           4.26         (0.20)
                                             ------        ------         ------         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS         (0.09)         2.70           2.35           4.14          0.22
                                             ------        ------         ------         ------        ------
LESS DISTRIBUTIONS
   Dividends from net investment income          --            --             --          (0.17)           --
   Dividends from net realized gains          (3.46)        (2.51)         (2.16)         (0.90)           --
                                             ------        ------         ------         ------        ------
   In excess of net realized gains            (0.03)           --             --             --            --
                                             ------        ------         ------         ------        ------
     TOTAL DISTRIBUTIONS                      (3.49)        (2.51)         (2.16)         (1.07)           --
                                             ------        ------         ------         ------        ------
Change in net asset value                     (3.58)         0.19           0.19           3.07          0.22
                                             ------        ------         ------         ------        ------
NET ASSET VALUE, END OF PERIOD               $13.18        $16.76         $16.57         $16.38        $13.31
                                             ======        ======         ======         ======        ======
Total return(1)                               (0.28)%       18.70%         16.52%         34.15%         1.68%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $14,157       $13,611        $10,466         $2,393          $330
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.96%         1.96%          1.95%          2.04%         1.81%(2)
   Net investment income (loss)               (0.93)%       (1.28)%        (1.57)%        (0.83)%        1.45%(2)
Portfolio turnover                              176%(3)       518%           401%           331%          306%

------------------

(1) Maximum sales load is not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

70   Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN BALANCED FUND

                                                                          CLASS A
                                           ------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            1998           1997           1996          1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $18.07         $17.56        $17.04         $15.23         $16.64
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.42           0.48          0.48           0.52           0.48
   Net realized and unrealized gain (loss)    0.90           2.38          1.46           1.80          (1.01)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         1.32           2.86          1.94           2.32          (0.53)
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.40)         (0.48)        (0.49)         (0.51)         (0.49)
   Dividends from net realized gains         (2.70)         (1.87)        (0.93)            --          (0.39)
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (3.10)         (2.35)        (1.42)         (0.51)         (0.88)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (1.78)          0.51          0.52           1.81          (1.41)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $16.29         $18.07        $17.56         $17.04         $15.23
                                            ======         ======        ======         ======         ======
Total return(1)                               8.68%         18.04%        12.03%         15.52%         (3.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)   $1,548,475     $1,702,385    $1,897,306     $2,345,440     $2,601,808
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         0.97%          0.98%         1.01%          1.02%          0.96%
   Net investment income                      2.41%          2.65%         2.74%          3.27%          3.03%
Portfolio turnover                             138%           206%          191%           197%           159%

------------------

(1) Maximum sales load is not reflected in the total return calculation.

                                                       Phoenix Series Fund   71

--------------------------------------------------------------------------------

PHOENIX-GOODWIN BALANCED FUND

                                                                          CLASS B
                                           ------------------------------------------------------------------
                                                                                                      FROM
                                                                                                    INCEPTION
                                                          YEAR ENDED OCTOBER 31,                    7/15/94 TO
                                             1998          1997           1996           1995        10/31/94
                                            ------         ------        ------         ------      ---------
Net asset value, beginning of period        $18.04         $17.54        $17.01         $15.23         $15.27
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.30           0.35          0.35           0.40           0.09
   Net realized and unrealized gain (loss)    0.90           2.37          1.47           1.80          (0.04)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         1.20           2.72          1.82           2.20           0.05
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.29)         (0.35)        (0.36)         (0.42)         (0.09)
   Dividends from net realized gains         (2.70)         (1.87)        (0.93)            --             --
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (2.99)         (2.22)        (1.29)         (0.42)         (0.09)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (1.79)          0.50          0.53           1.78          (0.04)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $16.25         $18.04        $17.54         $17.01         $15.23
                                            ======         ======        ======         ======         ======
Total return(1)                               7.91%         17.13%        11.24%         14.68%          0.34%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $32,988        $30,216       $26,209        $16,971         $4,629
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.72%          1.73%         1.76%          1.78%          1.65%(2)
   Net investment income (loss)               1.66%          1.90%         1.96%          2.46%          2.36%(2)
Portfolio turnover                             138%           206%          191%           197%           159%

------------------

(1) Maximum sales load is not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

72   Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN GROWTH FUND

                                                                          CLASS A
                                           ------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            1998           1997           1996          1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period        $27.83         $26.87        $24.92         $21.24         $21.53
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)              (0.06)(2)       0.14(2)       0.20(2)        0.26           0.26
   Net realized and unrealized gain (loss)    2.73           5.62          3.63           4.53           0.17
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         2.67           5.76          3.83           4.79           0.43
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income         --          (0.21)        (0.25)         (0.30)         (0.24)
   Dividends from net realized gains         (5.55)         (4.59)        (1.63)         (0.81)         (0.48)
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (5.55)         (4.80)        (1.88)         (1.11)         (0.72)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (2.88)          0.96          1.95           3.68          (0.29)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $24.95         $27.83        $26.87         $24.92         $21.24
                                            ======         ======        ======         ======         ======
Total return(1)                              12.26%         24.81%        16.34%         23.91%          2.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)   $2,434,217     $2,518,289    $2,347,471     $2,300,251     $2,140,458
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.08%          1.10%         1.17%          1.20%          1.19%
   Net investment income (loss)              (0.22)%         0.53%         0.80%          0.92%          1.22%
Portfolio turnover                             110%           196%          116%           109%           118%

------------------

(1) Maximum sales load is not reflected in the total return calculation.

(2) Computed using average shares outstanding.

(3) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                                                       Phoenix Series Fund   73

--------------------------------------------------------------------------------

PHOENIX-GOODWIN GROWTH FUND

                                                                          CLASS B
                                             ----------------------------------------------------------------
                                                                                                      FROM
                                                                                                    INCEPTION
                                                          YEAR ENDED OCTOBER 31,                    7/15/94 TO
                                             1998          1997           1996           1995        10/31/94
                                            ------         ------        ------         ------      ---------
Net asset value, beginning of period        $27.51         $26.63        $24.74         $21.19         $20.48
INCOME FROM INVESTMENT OPERATIONS(5)
   Net investment income (loss)              (0.24)(4)      (0.06)(4)        --(4)          --(4)        0.01
   Net realized and unrealized gain (loss)    2.68           5.57          3.61           4.60           0.70
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS         2.44           5.51          3.61           4.60           0.71
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income         --          (0.04)        (0.09)         (0.24)            --
   Dividends from net realized gains         (5.55)         (4.59)        (1.63)         (0.81)            --
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (5.55)         (4.63)        (1.72)         (1.05)            --
                                            ------         ------        ------         ------         ------
Change in net asset value                    (3.11)          0.88          1.89           3.55           0.71
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD              $24.40         $27.51        $26.63         $24.74         $21.19
                                            ======         ======        ======         ======         ======
Total return(1)                              11.41%         23.89%        15.48%         23.02%          3.47%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $76,060        $68,022       $45,326        $20,111         $2,966
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.83%          1.85%         1.93%          1.97%          1.87%(2)
   Net investment income (loss)              (0.97)%        (0.25)%        0.01%          0.01%          0.32%(2)
Portfolio turnover                             110%           196%          116%           109%           118%

------------------

(1) Maximum sales load is not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

(4) Computed using average shares outstanding.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

74   Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND

                                                                          CLASS A
                                           ------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            1998           1997           1996          1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period         $9.09          $8.63         $8.17          $8.11          $9.11
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.83           0.80          0.78           0.80           0.76
   Net realized and unrealized gain (loss)   (1.56)          0.46          0.46           0.04          (0.97)
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS        (0.73)          1.26          1.24           0.84          (0.21)
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.81)         (0.80)        (0.78)         (0.78)         (0.76)
   Tax return of capital                        --             --            --             --          (0.03)
                                            ------         ------        ------         ------         ------
     TOTAL DISTRIBUTIONS                     (0.81)         (0.80)        (0.78)         (0.78)         (0.79)
                                            ------         ------        ------         ------         ------
Change in net asset value                    (1.54)          0.46          0.46           0.06          (1.00)
                                            ------         ------        ------         ------         ------
NET ASSET VALUE, END OF PERIOD               $7.55          $9.09         $8.63          $8.17          $8.11
                                            ======         ======        ======         ======         ======
Total return(1)                              (8.97)%        15.03%        15.95%         11.19%         (2.57)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $427,659       $532,906      $501,265       $507,855       $531,773
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.12%          1.11%         1.17%          1.21%          1.19%
   Net investment income                      9.13%          8.76%         9.21%         10.01%          9.01%
Portfolio turnover                             103%           167%          162%           147%           222%

------------------

(1) Maximum sales load is not reflected in the total return calculation.

                                                       Phoenix Series Fund   75

--------------------------------------------------------------------------------

PHOENIX-GOODWIN HIGH YIELD FUND

                                                                     CLASS B                              CLASS C
                                              --------------------------------------------------------   ---------
                                                                                               FROM        FROM
                                                                                             INCEPTION   INCEPTION
                                                       YEAR ENDED OCTOBER 31,               2/16/94 TO  2/27/98 TO
                                              1998        1997        1996         1995      10/31/94    10/31/98
                                             -----       -----        -----       -----     --------     --------
Net asset value, beginning of period         $9.07       $8.63        $8.19       $8.13        $9.38       $9.31
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.76        0.73         0.71        0.72         0.54        0.50
   Net realized and unrealized gain (loss)   (1.55)       0.46         0.45        0.07        (1.25)      (1.76)
                                             -----       -----        -----       -----        -----       -----
     TOTAL FROM INVESTMENT OPERATIONS        (0.79)       1.19         1.16        0.79        (0.71)      (1.26)
                                             -----       -----        -----       -----        -----       -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.76)      (0.75)       (0.72)      (0.73)       (0.52)      (0.51)
   Tax return of capital                        --          --           --          --        (0.02)         --
                                             -----       -----        -----       -----        -----       -----
     TOTAL DISTRIBUTIONS                     (0.76)      (0.75)       (0.72)      (0.73)       (0.54)      (0.51)
Change in net asset value                    (1.55)       0.44         0.44        0.06        (1.25)      (1.77)
                                             -----       -----        -----       -----        -----       -----
NET ASSET VALUE, END OF PERIOD               $7.52       $9.07        $8.63       $8.19        $8.13       $7.54
                                             =====       =====        =====       =====        =====       =====
Total return(1)                              (9.61)%     14.18%       14.88%      10.44%        7.67%(3)  (14.09)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $61,026     $52,184      $25,595     $12,331       $6,056      $1,669
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.88%       1.86%        1.92%       1.97%        1.80%(2)    1.88%(2)
   Net investment income                      8.46%       8.00%        8.47%       9.18%        9.12%(2)    8.94%(2)
Portfolio turnover                             103%        167%         162%        147%         222%        103%(3)

------------------

(1) Maximum sales load is not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

76   Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MONEY MARKET FUND

                                                                          CLASS A
                                           ------------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                             1998           1997          1996           1995           1994
                                            ------         ------        ------         ------         ------
Net asset value, beginning of period         $1.00          $1.00         $1.00          $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                     0.049          0.048         0.047          0.053          0.032
                                            ------         ------        ------         ------         ------
     TOTAL FROM INVESTMENT OPERATIONS        0.049          0.048         0.047          0.053          0.032
                                            ------         ------        ------         ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income     (0.049)        (0.048)       (0.047)        (0.053)        (0.032)
                                            ------         ------        ------         ------         ------
Change in net asset value                       --             --            --             --             --
NET ASSET VALUE, END OF PERIOD               $1.00          $1.00         $1.00          $1.00          $1.00
                                             =====          =====         =====          =====          =====
Total return                                  5.00%          4.76%         4.67%          5.32%          3.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)     $195,292       $188,695      $192,859       $193,534       $196,566
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         0.73%          0.79%         0.84%          0.71%          0.85%
   Net investment income (loss)               4.90%          4.76%         4.68%          5.31%          3.19%

------------------

                                                       Phoenix Series Fund   77

--------------------------------------------------------------------------------

PHOENIX-GOODWIN MONEY MARKET FUND

                                                                          CLASS B
                                             ----------------------------------------------------------------
                                                                                                      FROM
                                                                                                    INCEPTION
                                                          YEAR ENDED OCTOBER 31,                    7/15/94 TO
                                             1998          1997           1996           1995        10/31/94
                                            ------         ------        ------         ------      ---------
Net asset value, beginning of period         $1.00          $1.00          $1.00         $1.00          $1.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                     0.041          0.040          0.039         0.046          0.007
                                            ------         ------         ------        ------         ------
     TOTAL FROM INVESTMENT OPERATIONS        0.041          0.040          0.039         0.046          0.007
                                            ------         ------         ------        ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income     (0.041)        (0.040)        (0.039)       (0.046)        (0.007)
                                            ------         ------         ------        ------         ------
Change in net asset value                       --             --             --            --             --
NET ASSET VALUE, END OF PERIOD               $1.00          $1.00          $1.00         $1.00          $1.00
                                             =====          =====          =====         =====          =====
Total return                                  4.22%          4.02%          3.93%         4.63%          0.70%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $19,978        $15,013        $10,223        $8,506         $2,086
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.48%          1.55%          1.59%         1.44%          1.60%(1)
   Net investment income                      4.15%          4.02%          3.92%         4.62%          3.46%(1)

------------------

(1) Annualized.

(2) Not Annualized.

78   Phoenix Series Fund

--------------------------------------------------------------------------------

PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES FUND

                                                                           CLASS A
                                            ------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                              1998           1997          1996           1995           1994
                                             ------         ------        ------         ------         ------
Net asset value, beginning of period          $9.66          $9.47         $9.60          $8.88          $9.87
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.59           0.55          0.52           0.55           0.64
   Net realized and unrealized gain (loss)     0.18           0.17         (0.15)          0.72          (1.02)
     TOTAL FROM INVESTMENT OPERATIONS          0.77           0.72          0.37           1.27          (0.38)
LESS DISTRIBUTIONS
   Dividends from net investment income       (0.57)         (0.53)        (0.50)         (0.55)         (0.45)
   Dividends from net realized gains             --             --            --             --          (0.02)
                                              -----          -----         -----          -----          -----
   In excess of net investment income         (0.03)            --            --             --             --
   Tax return of capital                         --             --            --             --          (0.14)
                                              -----          -----         -----          -----          -----
     TOTAL DISTRIBUTIONS                      (0.60)         (0.53)        (0.50)         (0.55)         (0.61)
                                              -----          -----         -----          -----          -----
Change in net asset value                      0.17           0.19         (0.13)          0.72          (0.99)
                                              -----          -----         -----          -----          -----
NET ASSET VALUE, END OF PERIOD                $9.83          $9.66         $9.47          $9.60          $8.88
                                              =====          =====         =====          =====          =====
Total return(1)                                8.16%          7.85%         4.05%         14.81%         (3.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $180,628       $182,250      $208,552       $235,879       $262,157
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.00%          0.98%         1.03%          0.99%          0.98%
   Net investment income (loss)                5.46%          5.63%         5.55%          6.01%          5.92%
Portfolio turnover                              290%           377%          379%           178%           101%

------------------

(1) Maximum sales load is not reflected in the total return calculation.

                                                       Phoenix Series Fund   79

--------------------------------------------------------------------------------

PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES FUND

                                                                            CLASS B
                                            --------------------------------------------------------------
                                                                                                 FROM
                                                                                               INCEPTION
                                                        YEAR ENDED OCTOBER 31,                 2/24/94 TO
                                             1998         1997         1996        1995         10/31/94
                                             -----        -----        -----       -----      -----------
Net asset value, beginning of period         $9.60        $9.45        $9.58       $8.86        $9.61
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.52         0.47         0.44        0.48         0.39
   Net realized and unrealized gain (loss)    0.18         0.17        (0.14)       0.72        (0.75)
                                             -----        -----        -----       -----        -----
     TOTAL FROM INVESTMENT OPERATIONS         0.70         0.64         0.30        1.20        (0.36)
                                             -----        -----        -----       -----        -----
LESS DISTRIBUTIONS
   Dividends from net investment income      (0.51)       (0.49)       (0.43)      (0.48)       (0.30)
   Dividends from net realized gains            --           --           --          --           --
                                             -----        -----        -----       -----        -----
   In excess of net investment income        (0.02)          --           --          --           --
   Tax return of capital                        --           --           --          --        (0.09)
                                             -----        -----        -----       -----        -----
     TOTAL DISTRIBUTIONS                     (0.53)       (0.49)       (0.43)      (0.48)       (0.39)
                                             -----        -----        -----       -----        -----
Change in net asset value                     0.17         0.15         0.13        0.72        (0.75)
                                             -----        -----        -----       -----        -----
NET ASSET VALUE, END OF PERIOD               $9.77        $9.60        $9.45       $9.58        $8.86
                                             =====        =====        =====       =====        =====
Total return(1)                               7.48%        6.94%        3.39%      13.82%       (3.83)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)      $12,902       $5,321       $4,875      $3,655       $1,238
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.75%        1.71%        1.78%       1.73%        2.00%(2)
   Net investment income                      4.74%        4.91%        4.79%       5.23%        4.49%(2)
Portfolio turnover                             290%         377%         379%        178%         101%

------------------

(1) Maximum sales load is not reflected in the total return calculation.

(2) Annualized.

(3) Not annualized.

80   Phoenix Series Fund

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

The fund has filed a Statement of Additional Information about the fund, dated February ___, 1999 with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:

[Arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[Arrow]  by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

[Arrow]  through its internet site (http://www.sec.gov),

[Arrow]  by visiting its Public Reference Room in Washington, DC or

[Arrow] by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER REPORTS

The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from November 1 through October
31. You may request a free copy of the fund's Annual and Semiannual Reports:

[Arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[Arrow]  by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926



SEC File Nos. 2-14069 & 811-810      Printed on recycled paper using soybean ink

                                                        Phoenix Series Fund   81

                               PHOENIX SERIES FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       Statement of Additional Information

                                February __, 1999



   This Statement of Additional Information is not the Prospectus but expands upon and supplements the information contained in the current Prospectus of Phoenix Series Fund (the "Trust"), dated February __, 1999 and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361, or by writing to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


                               TABLE OF CONTENTS




                                                                         PAGE
INVESTMENT POLICIES.....................................................   1
INVESTMENT RESTRICTIONS.................................................   7
PERFORMANCE INFORMATION.................................................   8
PERFORMANCE COMPARISONS.................................................  10
PORTFOLIO TURNOVER......................................................  10
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................  10
THE INVESTMENT ADVISER..................................................  11
NET ASSET VALUE.........................................................  13
HOW TO BUY SHARES.......................................................  14
ALTERNATIVE PURCHASE ARRANGEMENTS.......................................  14

   Purchases of Shares of the Money Market Fund.........................  15
INVESTOR ACCOUNT SERVICES...............................................  17
HOW TO REDEEM SHARES....................................................  18
TAX-SHELTERED RETIREMENT PLANS..........................................  19
DIVIDENDS, DISTRIBUTIONS AND TAXES......................................  19
THE DISTRIBUTOR.........................................................  20
DISTRIBUTION PLANS......................................................  22
MANAGEMENT OF THE TRUST.................................................  22
OTHER INFORMATION.......................................................  30




                        Customer Service: (800) 243-1574
                        Sales Information: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                  Telecommunication Device TTY: (800) 243-1926






PXP427B (2/99)

                               INVESTMENT POLICIES


   The investment objectives and policies of each Fund are described in the Prospectus. The following information supplements the information contained in the Prospectus.


   MONEY MARKET INSTRUMENTS. Certain money market instruments used extensively by the Money Market Fund, and to a lesser extent by the other Funds, are described below.

   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKER'S ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U. S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. The U.S. Government Securities Series will invest primarily in securities which are supported by the full faith and credit of the U.S. Government.

   SECURITIES AND INDEX OPTIONS. All Funds, except the Money Market Fund and U.S. Government Securities Fund, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may invest up to 2% of its total assets in exchange-traded call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

   FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. All of the Funds except the Money Market Fund and the U.S. Government Securities Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of a Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


   LEVERAGE. The Trust may from time to time increase the Aggressive Growth Fund's ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Trust will borrow only from banks, and only if immediately after such borrowing the value of the assets of a Fund (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Trust to borrow up to 25% of the total assets of a Fund, including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, the Trust, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.


   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.


   FOREIGN SECURITIES. Each of the Funds, except the Money Market Fund and the U.S. Government Securities Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total net asset value of the Balanced Fund and Growth Fund. The Aggressive Growth Fund may invest up to 10% of its total net asset value in foreign securities and the High Yield Fund may invest up to 35% of its total net asset value in foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.


   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   MORTGAGE-BACKED SECURITIES. Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.


   NONPUBLICLY OFFERED DEBT SECURITIES. The High Yield Fund may purchase securities which cannot be sold in the public market without first being registered with the Securities and Exchange Commission ("SEC") provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. See "Investment Restrictions." Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.

   DEFERRED COUPON DEBT SECURITIES. The High Yield Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Fund shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

   LENDING PORTFOLIO SECURITIES. In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Fund, as long as the market value of the loaned securities does not exceed 25% of the value of that Fund's total assets. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

   LOAN PARTICIPATIONS. The High Yield Fund may invest up to 5% of its net assets, determined at the time of investment, in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.


   ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in securities that are not liquid. The Funds consider investments that the adviser is not likely to be able to sell within seven days as not liquid. These securities can include repurchase agreements with maturities of more than seven days and private placements. Repurchase agreements are contracts under which the fund will buy securities and simultaneously agree to resell them at a later date for an agreed, higher price. Private placements are securities that are not sold to investors through a public offering but instead are sold in direct, private transactions. Illiquid securities may have a lower value than comparable securities that have active markets for resale, and they can lose their value more quickly under unfavorable conditions.


                             INVESTMENT RESTRICTIONS

   The Trust's fundamental policies as they affect any Fund cannot be changed without the approval vote of a majority of the outstanding shares of such Fund, which is the lesser of (i) 67% or more of the voting securities of such Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Fund. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

   The following investment restrictions are fundamental policies of the Trust with respect to all Funds and may not be changed except as described above. The Trust may not:

   1. Purchase for any Fund securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Fund's total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Fund or by all Funds of the Trust in the aggregate.

   2. Concentrate the portfolio investments of any Fund in any one industry. To comply with this restriction, no security may be purchased for a Fund if such purchase would cause the value of the aggregate investment of such Fund in any one industry to exceed 25% of that Fund's total assets (taken at market value). However, the Money Market Fund may invest more than 25% of its assets in the domestic banking industry.

   3. Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

   4. Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

   5. Make short sales of securities or maintain a short position.

   6. Make cash loans, except that the Trust may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 10% of any Fund's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.

   7. Make securities loans, except that the Trust may make loans of the portfolio securities of any Fund, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Fund.

   8. Make investments in real estate or commodities or commodity contracts, although (i) the Trust may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) any Fund (excluding the Money Market Fund and the U.S. Government Securities Fund) may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Fund's existing futures positions and the premiums paid for related options would not exceed in the aggregate 2% of such Fund's total assets.

   9. Invest in oil, gas or other mineral exploration or development programs, although the Trust may purchase securities of issuers which engage in whole or in part in such activities.

   10. Invest in puts, calls, straddles and any combination thereof, except that any Fund (excluding the Money Market Fund and the U.S. Government Securities
Fund) may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices.

   11. Purchase securities of companies for the purpose of exercising management or control.

   12. Participate in a joint or joint and several trading account in securities.

   13. Purchase securities of any other investment company except in the open market at customary brokers' commission rates or as a part of a plan of merger or consolidation.

   14. Purchase for any Fund securities of any issuer which together with predecessors has a record of less than three years' continuous operation, if as a result more than 5% of the total net assets (taken at market value) of such Fund would then be invested in such securities.

   15. Purchase or retain securities of any issuer if any officer or Trustee of the Trust, or officer or director of its investment adviser, owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares.


   16. Borrow money, except that the Trust may (i) borrow money for any Fund for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Fund and (ii) borrow money for any Fund for investment purposes, provided that any such borrowing for investment purposes with respect to any such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 25% of the value of the total assets (taken at market value and including any borrowings) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made. With the exception of the Aggressive Growth Fund, no Fund may invest in portfolio securities while the amount of borrowing of the Fund exceeds 5% of the total assets of such Fund. Borrowing for investment purposes has not been authorized for any Fund (except the Aggressive Growth Fund) whose shares are offered by the Trust.


   17. Pledge, mortgage or hypothecate the assets of any Fund to an extent greater than 10% of the total assets (taken at market value) of such Fund to secure borrowings made pursuant to the provisions of item 16 above.

   18. Issue senior securities as defined in the Investment Company Act of 1940, except to the extent that it is permissible to (a) borrow monthly from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts, foreign currency contracts and options thereon, as described in the Trust's Prospectus and this Statement of Additional Information.

   The Trust may purchase illiquid securities including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) deemed to be illiquid provided such securities will not constitute more than 15% (or 10% in the case of the Money Market Fund) of each Fund's net assets. The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.



                             PERFORMANCE INFORMATION

   Performance information for each Fund (and Class of a Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and effective yield of the Money Market Fund, as yield of the other Funds offered, or any Class of such Fund, and as total return of any Fund or Class thereof.

   The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund (and each Class of such Fund) assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7]) -1


   For the 7-day period ending October 31, 1998, the yield of the Class A Shares of the Money Market Fund was ____% and the effective yield of the Class A Shares of this Fund was ____%.

   Quotations of yield for the High Yield, U.S. Government Securities and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or Class of a Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or Class on the last day of the period, according to the following formula:


              a-b
   YIELD = 2[(---)+ 1)(6) -1]
              cd

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


   For the period ended October 31, 1998, the yield of the Class A Shares of the Funds were as follows: 11.02% for the High Yield Fund; 4.13% for the U.S. Government Securities Fund; and 3.68% for the Balanced Fund. For the same period, the yield of the Class B Shares of the Funds were as follows: High Yield 10.69%; U.S. Government 3.63%; and Balanced 3.42%.

   Total return is a measure of the change in value of an investment in a Fund, or Class thereof, over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund or a Class of a Fund; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a class owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Fund was in effect if a Fund has not been in existence for at least ten years.

   The manner in which total return will be calculated for public use is described above. The following table summarizes the calculation of total return for each Fund, where applicable, through October 31, 1998.


               AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1998


                                                                                          PERIODS ENDED
                                                                  ----------------------------------------------------------

                                                                                                           10 YEAR OR
                FUND                                                  1 YEAR           5 YEAR           SINCE INCEPTION*
-------------------------------------                                 ------           ------           ----------------

Balanced (Class A)                                                      3.53%            8.87%               11.39%
Balanced (Class B)                                                      4.44%             N/A                11.53%
Growth (Class A)                                                        6.92%           14.45%               13.94%
Growth (Class B)                                                        8.00%             N/A                17.64%
Aggressive Growth (Class A)                                            (4.40)%          12.75%               12.37%
Aggressive Growth (Class B)                                            (3.30)%            N/A                15.63%
High Yield (Class A)                                                  (13.27)%           4.62%                7.97%
High Yield (Class B)                                                  (12.80)%            N/A                 3.83%
High Yield (Class C)                                                     N/A              N/A               (14.89)%
U.S. Government Securities (Class A)                                    3.04%            4.98%                7.30%
U.S. Government Securities (Class B)                                    3.64%             N/A                 5.53%

* Since inception, July 15, 1994 for Class B Balanced, Convertible and Growth; July 21, 1994 for Class B Aggressive Growth; February 16, 1994 for Class B High Yield; February 24, 1994 for U.S. Government Class B; and February 27, 1998 for Class C High Yield.

NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return.

   Performance information for any Fund or Class reflects only the performance of a hypothetical investment in the Fund or Class during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                             PERFORMANCE COMPARISONS

   Each Fund or Class of a Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Fund or Class of a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poors The Outlook, and Personal Investor. A Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund or the Class of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Trust to respond quickly to changing market and economic conditions. From time to time the Trust may include specific portfolio holdings or industries. To illustrate components of overall performance, the Trust may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Trust's portfolio; or compare the Trust's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Russell 2000 Growth Index, Salomon Brothers 90-Day Treasury Bill Index, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


                               PORTFOLIO TURNOVER

   Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Taxes"). Historical annual rates of portfolio turnover for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) are set forth in the prospectus.

BALANCED FUND
   In the fiscal years ended October 31, 1997 and October 31, 1998, the turnover rates for the equity portion of the Balanced Fund were 193% and ____, respectively. The turnover rates for the fixed income securities were 225% and ____, respectively, for the same periods.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the Adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


   For the fiscal years ended October 31, 1996, 1997 and 1998, brokerage commissions paid by the Trust on portfolio transactions totaled $9,322,374, $13,168,358 and $6,306,652, respectively. Brokerage commissions of $________ paid during the fiscal year ended October 31, 1997, were paid on portfolio transactions aggregating $________ executed by brokers who provided research and other statistical and factual information. None of such commissions was paid to a broker who was an affiliated person of the Trust or an affiliated person of such a person or, to the knowledge of the Trust, to a broker an affiliated person of which was an affiliated person of the Trust, its adviser or its national distributor.



                             THE INVESTMENT ADVISER

   The offices of the Adviser, Phoenix Investment Counsel, Inc., are located at 56 Prospect Street, Hartford, Connecticut 06115. Philip R. McLoughlin, a Trustee and officer of the Trust, is a director of the Adviser. All other executive officers of the Trust are officers of the Adviser.


   All of the outstanding stock of the Adviser is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") owns a controlling interest in PXP. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, the Distributor of the Trust's shares, also performs bookkeeping, pricing, and administrative services for the Trust. (See "The Distributor and Distribution Plans"). Equity Planning is registered as a broker-dealer in fifty states. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut 06115. The principal office of Equity Planning is located at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200.


   Phoenix Investment Partners, Ltd. is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its investment partners:
Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.


   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Trust, the Adviser is entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Trust will reach net asset levels high enough to realize reductions in the rates of the advisory fees.

   The Adviser has agreed to reimburse the Trust for the amount, if any, by which the total operating and management expenses of any Fund (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation imposed on mutual funds by any state in which shares of such Fund are then qualified for sale. Present expense limitations, to the knowledge of the Trust, require that the Adviser reimburse the Trust, to the extent of the compensation received by it from the Trust, for the amount, if any, by which total operating and management expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) of any Fund in any fiscal year exceed 2.5% of the first $30,000,000, 2% of the next $70,000,000 and 1.5% of any excess over $100,000,000 of such Fund's average net asset value for such fiscal year. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Trust would take such action necessary to eliminate this expense limitation.

   The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% and 1.60% of average daily net asset values for Class A Shares and Class B Shares, respectively. Such reimbursement will be made monthly.

   The agreement continues in force from year to year for all Funds, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice. The investment advisory agreement provides that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.


   For services to the Trust during the fiscal years ended October 31, 1996, 1997, and 1998, the Adviser received fees of $35,372,083, $34,413,328 and
$33,577,315, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

                                   1996               1997               1998
                                   ----               ----               ----
Aggressive Growth Fund          $1,537,430         $1,735,384         $1,847,122
Balanced Fund                   11,281,357          9,489,765          8,930,936
Growth Fund                     15,914,996         16,439,785         17,237,170
High Yield Fund                  3,366,120          3,713,370          3,942,021
Money Market Fund                  811,036            788,106            786,202
U.S. Government Fund             1,016,243            885,257            833,864



                                 NET ASSET VALUE


   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

MONEY MARKET FUND
   The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

The yield on a shareholder's investment may be more or less than that which would be recognized if the Fund's net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund's portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund's net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund's portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS


   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which (except Class A Shares of the Money Market Fund), at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time. Note, only the High Yield Fund offers Class C Shares.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.


CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.


   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.


   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

CLASS C SHARES--HIGH YIELD FUND ONLY

   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares.


PURCHASES OF SHARES OF THE MONEY MARKET FUND
   The minimum initial investment and the minimum subsequent investment for the purchase of shares of the Money Market Fund is set forth in the Prospectus. Shares of the Money Market Fund are sold through registered representatives of Equity Planning or through brokers or dealers with whom Equity Planning has sales agreements. (See "Distribution Plans"). Initial purchases of shares may also be made by mail by completing an application and mailing it directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Subsequent purchases should be sent to State Street Bank and Trust Company. An investment is accepted when funds are credited to the purchaser. Investments are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements;
(4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds, Phoenix-Engemann Fund or Phoenix-Seneca Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid;
(16) any deferred compensation plan established for the benefit of any Phoenix Fund, Phoenix-Engemann Fund or Phoenix-Seneca Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A or M Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients;
(18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually nonbinding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A or M Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B AND C SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are bought. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.



                            INVESTOR ACCOUNT SERVICES

   The Funds offer combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

   EXCHANGES. Under certain circumstances, shares of any Phoenix Fund (except Class A Shares of the Money Market Fund) may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

   DIVIDEND REINVESTMENT ACROSS ACCOUNTS. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


   INVEST-BY-PHONE. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House
(ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.


   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


   SYSTEMATIC WITHDRAWAL PROGRAM. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the

Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal program must own shares of a Series worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A or M Shares investor since a sales charge will be paid by the investor on the purchase of Class A or M Shares at the time as other shares are being redeemed. For this reason, investors in Class A or M Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investment each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.



                              HOW TO REDEEM SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.


   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more.


BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

BY CHECK (U.S. GOVERNMENT SECURITIES FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)
   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.


REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Funds at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 Act and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                         TAX-SHELTERED RETIREMENT PLANS


   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.



                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   As stated in the Prospectus, it will be the policy of the Trust and of each Fund that each comply with provisions of the Internal Revenue Code (the "Code") relieving investment companies which distribute substantially all of their net income from Federal income tax on the amounts distributed.

   The Federal tax laws also impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. The Trust intends that each Fund will comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

   As stated in the Prospectus, the Trust believes that each of its Funds will be treated as a single entity. Prior to November 1, 1986, the Trust was treated as a single entity.

   To qualify for treatment as a regulated investment company ("RIC") each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. Under certain state tax laws, each Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Fund must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   Income dividends and short-term capital gains distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes. Prior to January 1, 1987, income dividends were eligible for the dividends received exclusion of $100 ($200 for a joint return) available to individuals and the 85% dividends received deduction available to corporate shareholders, subject, in either case, to reduction, for various reasons, including the fact that dividends received from domestic corporations in any year were less than 95% of the distributing Fund's gross income, in the case of individual distributees, or 100% of the distributing Fund's gross income, in the case of corporate distributees. Any income dividends received after December 31, 1987 do not qualify for dividend exclusion on an individual tax return but corporate shareholders are eligible for a 70% dividends received deduction (80% in the case of a 20% shareholder) subject to a reduction for various reasons including the fact that dividends received from domestic corporations in any year are less than 100% of the distributing Fund's gross income. Gross income includes the excess of net short-term capital gains over net long-term capital losses.

   Distributions which are designated by the Trust as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long such person has been a shareholder) and are not eligible for the dividends received exclusion. Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

   Individuals are entitled to deduct "miscellaneous itemized deductions" specified in the Code only to the extent they exceed two percent of the individuals' "adjusted gross income." Effective January 1, 1988, included within the miscellaneous itemized deductions subject to the two percent "floor" are indirect deductions through certain pass-through entities such as the Funds. The Secretary of the Treasury is authorized to prescribe regulations relating to the manner in which the floor will be applied with respect to indirect deductions and to the manner in which pass-through entities such as the Funds will report such amounts to the individual shareholders. Individual shareholders are advised that, pursuant to these rules, they may be required to report as income amounts in excess of actual distributions made to them.

   The Trust is required to withhold for income taxes, 31% of dividends, distributions and redemption payments, if any of the following circumstances exist: i) a shareholder fails to provide the Trust with a correct taxpayer identification number ("TIN"); ii) the Trust is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Trust is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that i) the TIN provided is correct and ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Trust with a correct TIN. The Trust in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on the Trust for reporting an incorrect TIN and that TIN was provided by the shareholder, the Trust will pass the penalty onto the shareholder.

   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.


   This discussion of "Dividends, Distributions and Taxes" is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.


   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from each Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.



                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the national distributor of the Trust's shares. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. In addition, state securities laws on this issue may differ from the interpretations of federal law and banks and financial institutions may be required to register as dealers pursuant to state law. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


   For the fiscal years ended October 31, 1996, 1997, and 1998, Equity Planning's gross commissions on sales of Trust shares totaled $6,512,356, $5,398,731 and $4,783,475, respectively. Of these gross selling commissions, $912,483, $1,156,623 and $1,048,347, respectively, were allowed to Equity Planning as dealer.

   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
            AMOUNT OF TRANSACTION              AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
              AT OFFERING PRICE              OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
              -----------------              -----------------           ------------------            --------------

       Less than $50,000                           4.75%                       4.99%                        4.25%
       $50,000 but under $100,000                  4.50%                       4.71%                        4.00%
       $100,000 but under $250,000                 3.50%                       3.63%                        3.00%
       $250,000 but under $500,000                 3.00%                       3.09%                        2.75%
       $500,000 but under $1,000,000               2.00%                       2.04%                        1.75%
       $1,000,000 or more                          None                         None                        None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as administrative agent of the Funds and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc., as subagent, plus (2) the documented cost of Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC Inc. is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates.

                   First $200 million                          .085%
                   $200 million to $400 million                .05%
                   $400 million to $600 million                .03%
                   $600 million to $800 million                .02%
                   $800 million to $1 billion                  .015%
                   Greater than $1 billion                     .0125%

   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC Inc. agreed to a modified fee structure and waived certain charges. Because PFPC Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended October 31, 1998, Equity Planning received $1,675,974.



                               DISTRIBUTION PLANS

   The Funds have adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Funds other than Class A Shares of the Money Market Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.


   Pursuant to the Class B and Class C Plans, each Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 0.75% (0.50% for the Money Market Fund) of the average daily net assets of the Class B and Class C Shares, respectively. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials;
(vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds. In addition, the Funds will pay the Distributor 0.25% annually of the average daily net assets of the Funds' shares for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.


   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan. No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, has any direct or indirect financial interest in the operation of the Plans.


   For the fiscal year ended October 31, 1998, the Funds paid Rule l2b-l Fees in the amount of $14,990,674, of which the principal underwriter received $3,050,942; W.S. Griffith & Co., Inc., an affiliate, received $1,390,286; and unaffiliated broker-dealers received $10,549,446. Distributor expenses under the Plans consisted of: (1) advertising ($________); (2) printing and mailing of prospectuses to other than current shareholders ($________); (3) compensation to dealers ($________); (4) compensation to sales personnel ($________); (5) service costs ($________) and (6) other ($________).



                             MANAGEMENT OF THE TRUST


   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

TRUSTEES AND OFFICERS

   The trustees and executive officers of the Trust and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is 56 Prospect Street, Hartford, Connecticut 06115-0480.



                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------

Robert Chesek (64)                      Trustee              Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                             Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                       Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                             Common Stock, Phoenix Home Life Mutual Insurance Company
                                                             (1980-1994). Director/Trustee, the National Affiliated Investment
                                                             Companies (until 1993).

E. Virgil Conway (69)                   Trustee              Chairman, Metropolitan Transportation Authority (1992-present).
Rittenhouse Road                                             Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                         (1970-present), Pace University (1978-present), Atlantic Mutual
                                                             Insurance Company (1974-present), HRE Properties (1989-present),
                                                             Greater New York Councils, Boy Scouts of America (1985-present),
                                                             Union Pacific Corp. (1978-present), Blackrock Freddie Mac
                                                             Mortgage Securities Fund (Advisory Director) (1990-present),
                                                             Centennial Insurance Company (1974-present), Josiah Macy, Jr.,
                                                             Foundation (1975-present), The Harlem Youth Development
                                                             Foundation (1987-present), Accuhealth (1994-present), Trism, Inc.
                                                             (1994-present), Realty Foundation of New York (1972-present), New
                                                             York Housing Partnership Development Corp. (Chairman)
                                                             (1981-present) and Fund Directions (Advisory Director)
                                                             (1993-present). Director/Trustee, Phoenix Funds (1993-present).
                                                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996- present). Director, Duff &
                                                             Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility
                                                             and Corporate Bond Trust Inc. (1995-present). Chairman, Audit
                                                             Committee of the City of New York (1981-1996). Advisory Director,
                                                             Blackrock Fannie Mae Mortgage Securities Fund (1989-1996).
                                                             Chairman, Financial Accounting Standards Advisory Council
                                                             (1992-1995). Director/Trustee, the National Affiliated Investment
                                                             Companies (until 1993).

Harry Dalzell-Payne (69)                Trustee              Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                         Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                                Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                                           Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                             Corporate Bond Trust Inc. (1995-present). Director, Farragut Mortgage
                                                             Co., Inc. (1991-1994). Director/Trustee, the National Affiliated
                                                             Investment Companies (1983-1993). Formerly a Major General of the
                                                             British Army.

*Francis E. Jeffries (67)               Trustee              Director/Trustee, Phoenix Funds (1995-present). Trustee,
 6585 Nicholas Blvd.                                         Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
 Apt. 1601                                                   Institutional Mutual Funds (1996-present). Director, Duff &
 Naples, FL 33963                                            Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                             Utilities Tax-Free Income Inc. (1991-present) and Duff & Phelps
                                                             Utility and Corporate Bond Trust Inc. (1993-present). Director,
                                                             The Empire District Electric Company (1984-present). Director
                                                             (1989-1997), Chairman of the Board (1993- 1997), President
                                                             (1989-1993), and Chief Executive Officer (1989- 1995), Phoenix
                                                             Investment Partners, Ltd.



                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------

Leroy Keith, Jr. (58)                   Trustee              Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                           (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                                       Institutional Mutual Funds (1996-present). Director, Equifax
64 Ross Road                                                 Corp. (1991-present) and Evergreen International Fund, Inc.
Savannah, GA 30750                                           (1989-present). Trustee, Evergreen Liquid Trust, Evergreen Tax
                                                             Exempt Trust, Evergreen Tax Free Fund, Master Reserves Tax Free
                                                             Trust, and Master Reserves Trust. President, Morehouse College
                                                             (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                             (1992-1994). Director/Trustee, the National Affiliated Investment
                                                             Companies (until 1993).

*Philip R. McLoughlin (51)              Trustee and          Chairman (1997-present), Vice Chairman (1995-1997) and
                                        President            Chief Executive Officer (1995-present), Phoenix Investment
                                                             Partners, Ltd. Director (1994-present) and Executive Vice
                                                             President, Investments (1988-present), Phoenix Home Life Mutual
                                                             Insurance Company. Director/Trustee and President, Phoenix Funds
                                                             (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                             and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                             (1995-present), Phoenix Investment Counsel, Inc. Director
                                                             (1984-present) and President (1990- present), Phoenix Equity
                                                             Planning Corporation. Director (1993-present), Chairman
                                                             (1993-present) and Chief Executive Officer (1993-1995), National
                                                             Securities & Research Corporation. Director, Phoenix Realty Group,
                                                             Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-present),
                                                             Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                             Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                             (1985-present), and World Trust Fund (1991-present). Director and
                                                             Executive Vice President, Phoenix Life and Annuity Company
                                                             (1996-present). Director and Executive Vice President, PHL Variable
                                                             Insurance Company (1995-present). Director, Phoenix Charter Oak
                                                             Trust Company (1996-present). Director and Vice President, PM
                                                             Holdings, Inc. (1985-present). Director and President, Phoenix
                                                             Securities Group, Inc. (1993-1995). Director (1992-present) and
                                                             President (1992-1994), W.S. Griffith & Co., Inc. Director
                                                             (1992-present). Director, PHL Associates Inc. (1995-present).
                                                             Director/Trustee, the National Affiliated Investment Companies
                                                             (until 1993).

Everett L. Morris (69)                  Trustee              Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                               Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                                         Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                             Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                             Trust Inc. (1993-present). Director, Public Service Enterprise
                                                             Group, Incorporated (1986-1993).



                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------

*James M. Oates (51)                    Trustee              Chairman, IBEX Capital Markets LLC (1997-present). Managing
 Managing Director                                           Director, Wydown Group (1994-present). Director, Phoenix
 The Wydown Group                                            Investment Partners, Ltd. (1995-present). Director/Trustee,
 IBEX Capital Markets LLC                                    Phoenix Funds (1987-present). Trustee, Phoenix-Aberdeen Series
 60 State Street                                             Fund and Phoenix Duff & Phelps Institutional Mutual Funds
 Suite 950                                                   (1996-present). Director, AIB Govett Funds (1991-present), Blue
 Boston, MA 02109                                            Cross and Blue Shield of New Hampshire (1994-present), Investors
                                                             Financial Service Corporation (1995-present), Investors Bank &
                                                             Trust Corporation (1995-present), Plymouth Rubber Co.
                                                             (1995-present), Stifel Financial (1996-present) and Command
                                                             Systems, Inc. (1998-present). Vice Chairman, Massachusetts
                                                             Housing-Partnership (1998-present). Member, Chief Executives
                                                             Organization (1996-present). Director (1984-1994), President
                                                             (1984-1994) and Chief Executive Officer (1986-1994), Neworld
                                                             Bank. Director/Trustee, the National Affiliated Investment
                                                             Companies (until 1993).

*Calvin J. Pedersen (56)                Trustee              Director (1986-present), President (1993-present) and Executive
 Phoenix Duff & Phelps                                       Vice President (1992-1993), Phoenix Investment Partners, Ltd.
 Corporation                                                 Director/ Trustee, Phoenix Funds (1995-present). Trustee,
 55 East Monroe Street                                       Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
 Suite 3600                                                  Institutional Mutual Funds (1996-present). President and Chief
 Chicago, IL 60603                                           Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc.
                                                             (1995-present), Duff & Phelps Utilities Income Inc.
                                                             (1994-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                             Inc. (1995-present).

Herbert Roth, Jr. (69)                  Trustee              Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                                 Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                           Edison Company (1978-present), Landauer, Inc. (medical services)
                                                             (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                             (1987-present), and Mark IV Industries (diversified manufacturer)
                                                             (1985-present). Member, Directors Advisory Council, Phoenix Home
                                                             Life Mutual Insurance Company (1998-present). Director, Key
                                                             Energy Group (oil rig service) (1988-1994) and Phoenix Home Life
                                                             Mutual Insurance Company (1972-1998). Director/Trustee, the
                                                             National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)                Trustee              Managing Director, Mullin Associates (1993-present). Director/
102 Valley Road                                              Trustee, Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen
New Canaan, CT 07840                                         Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                             (1996-present). Vice President and General Manager, Coats &
                                                             Clark, Inc. (previously Tootal American, Inc.) (1991-1993).
                                                             Director/ Trustee, the National Affiliated Investment Companies
                                                             (1984-1993).

Lowell P. Weicker, Jr. (67)             Trustee              Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                          Institutional Mutual Funds (1996-present). Director, UST Inc. (1995-
                                                             present), HPSC Inc. (1995-present), Duty Free International, Inc.
                                                             (1997-present) and Compuware (1996-present). Visiting Professor,
                                                             University of Virginia (1997-present). Chairman, Dresing, Lierman,
                                                             Weicker (1995-1996). Governor of the State of Connecticut
                                                             (1991-1995).



                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------
Michael E. Haylon (40)                  Executive Vice       Director and Executive Vice President--Investments, Phoenix Duff &
                                        President            Phelps Corporation (1995-present). Executive Vice President,
                                                             Phoenix Funds (1993-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Executive Vice President (1997-present), Vice President
                                                             (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds.
                                                             Director (1994-present), President (1995-present), Executive Vice
                                                             President (1994-1995), Vice President (1991-1994), Phoenix Investment
                                                             Counsel, Inc. Director (1994-present), President (1996-present),
                                                             Executive Vice President (1994-1996), Vice President (1993-1994),
                                                             National Securities & Research Corporation. Director, Phoenix
                                                             Equity Planning Corporation (1995-present). Senior Vice President,
                                                             Securities Investments, Phoenix Home Life Mutual Insurance Company
                                                             (1993-1995). Various other positions with Phoenix Home Life
                                                             Mutual Insurance Company (1990-1993).

[insert Sharry]

Roger Engemann (57)                     Senior Vice          Vice President (1998-present), Phoenix Series Fund and Phoenix
600 North Rosemead Blvd.                President            Investment Counsel, Inc. President and Director (1969-present),
Pasadena, CA 91107                                           Roger Engemann & Associates, Inc. Owner (1996-present), Pasadena
                                                             National Trust Company. President and Director (1988-present),
                                                             Pasadena Capital Corporation. Chairman of the Board, President
                                                             and Trustee (1986-present), Phoenix-Engemann Funds. President and
                                                             Director (1985-present), Roger Engemann Management Co., Inc.


James D. Wehr (40)                      Senior Vice          Managing Director, Fixed Income (1996-present), Vice President
                                        President            (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                             Fixed Income (1996-present), Vice President (1993-1996), National
                                                             Securities & Research Corporation. Senior Vice President (1997-
                                                             present), Vice President (1988-1997) Phoenix Multi-Portfolio Fund;
                                                             Senior Vice President (1997-present), Vice President (1990-1997)
                                                             Phoenix Series Fund; Senior Vice President (1997-present), Vice
                                                             President (1991-1997) The Phoenix Edge Series Fund; Senior
                                                             Vice President (1997-present), Vice President (1993-1997) Phoenix
                                                             California Tax Exempt Bonds, Inc., and Senior Vice President (1997-
                                                             present), Vice President (1996-1997) Phoenix Duff & Phelps
                                                             Institutional Mutual Funds. Senior Vice President (1997-present)
                                                             Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector
                                                             Short Term Bond Fund, Phoenix Income and Growth Fund and Phoenix
                                                             Strategic Allocation Fund, Inc. Managing Director, Public Fixed Income,
                                                             Phoenix Home Life Insurance Company (1991-1995).

David L. Albrycht (36)                  Vice                 Managing Director, Fixed Income (1996-present) and Vice President
                                        President            (1995-1996), Phoenix Investment Counsel, Inc. Managing
                                                             Director, Fixed Income (1996-present) and Investment Officer (1994-
                                                             1996), National Securities & Securities Research Corporation. Vice
                                                             President, Phoenix Multi-Portfolio Fund (1993-present), Phoenix Multi-
                                                             Sector Short Term Bond Fund (1993-present), Phoenix Multi-Sector
                                                             Fixed Income Fund, Inc. (1994-present), The Phoenix Edge Series Fund
                                                             (1997-present) and Phoenix Series Fund (1997-present). Portfolio
                                                             Manager, Phoenix Home Life Mutual Insurance Company (1995-1996).


                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------

Steven L. Colton (39)                   Vice                 Managing Director/Senior Portfolio Manager, Phoenix Investment
                                        President            Counsel, Inc. (1997-present). Vice President/Senior Portfolio
                                                             Manager, American Century Investment Management (1987-1997).
                                                             Portfolio Manager, American Century/Benham Income and Growth
                                                             Fund (1990-1997), American Century/Benham Equity Growth Fund
                                                             (1991-1996) and American Century/Benham Utilities Income
                                                             Fund (1993-1997). Vice President, The Phoenix Edge Series Fund, Phoenix
                                                             Series Fund, Phoenix Equity Series Fund (1997-present).


John D. Kattar (42)                     Vice                 Managing Director/Senior Portfolio Manager (1997-present),
                                        President            Phoenix Investment Counsel, Inc. Vice President (1997-present),
                                                             The Phoenix Edge Series Fund, Phoenix Series Fund and
                                                             Phoenix-Aberdeen Series Fund. Director (1989-1997), Senior Vice
                                                             President (1993-1996) Baring Asset Management Company, Inc.
                                                             Director, (1995-1997) Baring Mutual Fund Management (Luxembourg).

William E. Keen, III (34)               Vice                 Assistant Vice President, Phoenix Equity Planning Corporation
100 Bright Meadow Blvd.                 President            (1996-present). Vice President, Phoenix Funds, Phoenix Duff &
P.O. Box 2200                                                Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series
Enfield, CT 06083-2200                                       Fund (1996-present). Assistant Vice President, USAffinity
                                                             Investments LP (1994-1995). Treasurer and Secretary, USAffinity
                                                             Funds (1994-1995). Manager, Fund Administration, SEI Corporation
                                                             (1991-1994).

Christopher J. Kelleher (42)            Vice                 Managing Director, Fixed Income (1996-present), Vice President
                                        President            (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                             Fixed Income (1996-present), Vice President (1993-1996),
                                                             National Securities & Research Corporation. Vice President, Phoenix
                                                             Series Fund (1989-present), The Phoenix Edge Series Fund (1989-1997)
                                                             and Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
                                                             Portfolio Manager, Public Bonds, Phoenix Home Life Insurance Company
                                                             (1991-1995).

James E. Mair (56)                      Vice                 Vice President (1998-present), Phoenix Series Fund and Phoenix
600 North Rosemead Blvd.                President            Investment Counsel, Inc. Executive Vice President (1994-present)
Pasadena, CA 91107                                           and Senior Vice President (1983-1994), Roger Engemann &
                                                             Associates, Inc. Executive Vice President (1994-present) and
                                                             Security Analyst (1985-1994), Roger Engemann Management Co., Inc.
                                                             Executive Vice President and Director (1994-present), Senior Vice
                                                             President and Director (1990-1994), Pasadena Capital Corporation.
                                                             Director (1989-present), Pasadena National Trust Company.

William R. Moyer (53)                   Vice                 Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.                 President            Phelps Corporation (1995-present). Senior Vice President, Finance
P.O. Box 2200                                                (1990-present), Chief Financial Officer (1996-present), and
Enfield, CT 06083-2200                                       Treasurer (1994-1996), Phoenix Equity Planning Corporation.
                                                             Senior Vice President (1990-present), Chief Financial Officer
                                                             (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                             Counsel, Inc. Senior Vice President, Finance (1993-present),
                                                             Chief Financial Officer (1996-present), and Treasurer
                                                             (1994-present), National Securities & Research Corporation.
                                                             Senior Vice President and Chief Financial Officer, Duff & Phelps
                                                             Investment Management Co. (1996-present). Vice President, Phoenix
                                                             Funds (1990-present), Phoenix-Duff & Phelps Institutional Mutual
                                                             Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Senior Vice President and Chief Financial
                                                             Officer, W. S. Griffith & Co., Inc. (1992-1995) and Townsend
                                                             Financial Advisers, Inc. (1993-1995). Vice President, the
                                                             National Affiliated Investment Companies (until 1993). Vice
                                                             President, Investment Products Finance, Phoenix Home Life Mutual
                                                             Insurance Company (1990-1995).

                                         POSITION(S)
                                            WITH                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                     THE TRUST                                DURING PAST FIVE YEARS
---------------------                     ---------                                ----------------------

Leonard J. Saltiel (44)                 Vice                 Managing Director, Operations and Service (1996-present), Senior
                                        President            Vice President (1994-1996), Phoenix Equity Planning Corporation.
                                                             Vice President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                             Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen
                                                             Series Fund (1996-present). Vice President, National Securities
                                                             & Research Corporation (1994-1995). Vice President, Investment
                                                             Operations, Phoenix Home Life Mutual Insurance Company (1994-1995).
                                                             Various positions with Home Life Insurance Company and Phoenix Home
                                                             Life Mutual Insurance Company (1987-1994).

[insert Saner]


Julie L. Sapia (40)                     Vice                 Director, Money Market Trading (1997-present), Head Money Market
                                        President            Trader (1997), Money Market Trader (1995-1997), Phoenix
                                                             Investment Counsel, Inc. Vice President (1997-present), The
                                                             Phoenix Edge Series Fund, Phoenix Series Fund, Phoenix Duff &
                                                             Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series
                                                             Fund. Various positions with Phoenix Home Life Mutual Insurance
                                                             Company (1985-1995).

[insert Szabo]

John S. Tilson (53)                     Vice                 Vice President (1998-present), Phoenix Series Fund and Phoenix
600 North Rosemead Blvd.                President            Investment Counsel, Inc. Executive Vice President (1994-present),
Pasadena, CA 91107                                           Senior Vice President (1983-1994), Roger Engemann & Associates,
                                                             Inc. Executive Vice President and Director (1994-present), Senior
                                                             Vice President and Director (1990-1994), Pasadena Capital
                                                             Corporation. Executive Vice President (1994-present) and Security
                                                             Analyst (1985-1994), Roger Engemann Management Co., Inc. Chief
                                                             Financial Officer and Secretary (1988-present), Phoenix-Engemann
                                                             Funds.

Pierre G. Trinque (42)                  Vice                 Vice President (1997-present), The Phoenix Edge Series Fund and
                                        President            Phoenix Series Fund. Managing Director, Equities (March,
                                                             1997-November, 1997), Managing Director, Director of Equity Research
                                                             (October, 1996-March, 1997), Senior Research Analyst, Equities
                                                             (January, 1996-October, 1996) and Associate Portfolio
                                                             Manager-Institutional Funds (1992-1995), Phoenix Investment
                                                             Counsel, Inc.

Nancy G. Curtiss (45)                   Treasurer            Vice President, Fund Accounting (1994-present) and Treasurer
                                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                             Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                             Mutual Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                             (1996-present). Second Vice President and Treasurer, Fund
                                                             Accounting, Phoenix Home Life Mutual Insurance Company
                                                             (1994-1995). Various positions with Phoenix Home Life Insurance
                                                             Company (1987-1994).

G. Jeffrey Bohne (50)                   Secretary            Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                            Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                         Operations (1993-1996). Vice President, Mutual Fund Customer
                                                             Service (1996-present), Phoenix Equity Planning Corporation,
                                                             Secretary and/or Clerk, Phoenix Funds (1993-present), Phoenix Duff &
                                                             Phelps Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen
                                                             Series Fund (1996-present). Vice President, Home Life of New
                                                             York Insurance Company (1984-1992).

------------------

* Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., or Phoenix Equity Planning Corporation or Phoenix Duff & Phelps Corporation.

   At February __, 1998, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.

   For services rendered to the Trust during the fiscal year ended October 31, 1998, the Trustees received an aggregate of $117,685 from the Trust as Trustees' fees. For services on the Board of Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives an annual retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Trust receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustee costs are allocated equally to each of the Series and the Funds within the Phoenix Fund complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

   For the Trust's last fiscal year ending October 31, 1998, the Trustees received the following compensation:

                                                                                                  TOTAL
                                                                                              COMPENSATION
                                                      PENSION OR                              FROM FUND AND
                                  AGGREGATE       RETIREMENT BENEFITS       ESTIMATED         FUND COMPLEX
                                 COMPENSATION       ACCRUED AS PART      ANNUAL BENEFITS       (14 FUNDS)
           NAME                   FROM FUND        OF FUND EXPENSES      UPON RETIREMENT    PAID TO TRUSTEES
           ----                   ---------        ----------------      ---------------    ----------------

Robert Chesek                      $ 9,747                                                     $59,750
E. Virgil Conway+                  $12,727                                                     $78,000
Harry Dalzell-Payne+               $11,340                                                     $69,500
Francis E. Jeffries                $ 9,752*                                                    $60,000
Leroy Keith, Jr.                   $10,154            None                   None              $62,250
Philip R. McLoughlin+              $     0           for any                for any            $     0
Everett L. Morris+                 $10,938           Trustee                Trustee            $68,000
James M. Oates+                    $10,938                                                     $67,250
Calvin J. Pedersen                 $     0                                                     $     0
Herbert Roth, Jr. +                $13,129                                                     $79,500
Richard E. Segerson                $11,541                                                     $70,750
Lowell P. Weicker, Jr.             $11,541                                                     $70,000

*This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $______, $______ and $______, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of February __, 1999 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.

NAME OF SHAREHOLDER                             NAME OF FUND                  NUMBER OF SHARES          PERCENT OF CLASS
-------------------                             ------------                  ----------------          ----------------
Trustees of Phoenix Savings and                 Aggressive
Investment Plan                                 Growth Fund
100 Bright Meadow Blvd                          Class A
PO Box 1900
Enfield, CT 06083-1900

NAME OF SHAREHOLDER                             NAME OF FUND                  NUMBER OF SHARES          PERCENT OF CLASS
-------------------                             ------------                  ----------------          ----------------

Phoenix Securities Group Inc.                   Money Market
100 Bright Meadow Blvd                          Fund Class A
Enfield, CT 06082

MLPF&S for the sole benefit of its              U.S. Government
customers*                                      Securities Fund
ATTN: Fund Administration                       Class B
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit of its              High Yield Fund
customers*                                      Class B
ATTN: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit of its              Growth Fund
customers*                                      Class B
ATTN: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

*Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any Class of any Fund.



                                OTHER INFORMATION


CAPITAL STOCK
   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or Class is required. Regular shareholder meetings are held every third calendar year for the purpose of electing the Trustees. In addition, the Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


INDEPENDENT ACCOUNTANTS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian"). Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, acts as Transfer Agent for the Trust (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.


REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.


FINANCIAL STATEMENTS
   The Financial Statements for the Fund's fiscal year ended October 31, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

                                    APPENDIX

A-1 AND P-1 COMMERCIAL PAPER RATINGS
   The Money Market Fund will only invest in commercial paper which at the date of investment is rated A-l by Standard & Poor's Corporation or P-1 by Moody's Investors Services, Inc., or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

   Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

   The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
   AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   BA--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS
   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                               PHOENIX SERIES FUND

                            PART C--OTHER INFORMATION


ITEM 23.   EXHIBITS
       a.1 Agreement and Declaration of Trust, as amended, previously filed and filed via EDGAR as Exhibit 1.1 with Post-Effective Amendment No. 84 on February 27, 1997 and incorporated herein by reference.

       a.2 Amendments dated May 25, 1994 and August 24, 1994 to Agreement and Declaration of Trust, as amended, filed with Post-Effective Amendment No. 82 on March 1, 1995 and filed via EDGAR as Exhibit
             1.2 with Post-Effective Amendment No. 84 on February 27, 1997 and incorporated herein by reference.

       a.3 Amendment dated November 15, 1995 to Agreement and Declaration of Trust, as amended, filed via EDGAR as Exhibit 1.3 with Post-Effective Amendment No. 83 on February 28, 1996 and incorporated herein by reference.

       a.4 Amendment dated May 22, 1996 to Agreement and Declaration of Trust, as amended, filed via EDGAR as Exhibit 1.4 with Post-Effective Amendment No. 84 on February 27, 1997 and incorporated herein by reference.

       b.    None.

       c. Reference is made to Article IV of the Registrant's Declaration of Trust, as amended, and filed with the Registration Statement referred to in Exhibit 1.1.

       d. Investment Advisory Agreement between the Registrant and Phoenix Investment Counsel, Inc. dated January 1, 1994 covering the Aggressive Growth Fund Series, Balanced Fund, Growth Fund, High Yield Fund, Money Market Fund, and U.S. Government Securities Fund, filed with Post-Effective Amendment No. 82 on March 1, 1995 and filed via EDGAR as Exhibit 5 with Post-Effective Amendment No. 84 on February 27, 1997 and incorporated herein by reference.

       e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as
             Exhibit 6.1 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       f.    None.

       g.1 Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as Exhibit 8.1 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       h.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, filed with Post-Effective Amendment No. 82 on March 1, 1995 and filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 84 on February 27, 1997 and incorporated herein by reference.

       h.2 Amended and Restated Financial Agent Agreement Between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       h.3 Sub-Transfer Agent Agreement Between Phoenix Equity Planning Corporation filed via EDGAR as Exhibit 9.3 and incorporated herein by reference.

       h.4* First Amendment to the Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation effective as of February 27, 1998 filed herewith.

       h.5* Second Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 filed herewith.

       i. Opinion of Counsel as to legality of the shares, filed with Post-Effective Amendment No. 82 on March 1, 1995, and filed via EDGAR as Exhibit 10 with Post-Effective Amendment No. 84 on February 27, 1997 and incorporated by reference.


                                       C1

       j. Written Consent of PricewaterhouseCoopers LLP. [To be filed by Amendment.]

       k.    Not Applicable.

       l.    None.

       m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, as amended and filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       m.2 Class B Shares Amended and Restated Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, as amended and filed via EDGAR as Exhibit 15.2 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       m.3 Form of Class C Shares Amended and Restated Distribution Plan pursuant to Rule 12-b 1 under the Investment Company Act of 1940, as amended and filed via EDGAR as Exhibit 15.3 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       n.27. Financial Data Schedules. [To be filed by amendment.]

       o.1 Amended and Restated Rule 18f-3 Dual Distribution Plan effective November 19, 1997 and filed via EDGAR as Exhibit 18.1 with Post-Effective Amendment No. 85 on December 29, 1997 and incorporated herein by reference.

       p.1*. Powers of Attorney for Ms. Curtiss and Messrs. Chesek, Conroy,
             Dalzell-Payne, Jeffries, Keith, Morris, Oates, Pedersen, Roth, Segerson and Weicker filed via EDGAR herewith.


       *Filed herewith

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
   None.

ITEM 25.   INDEMNIFICATION

   Incorporated herein by reference is Post-Effective Amendment No. 53 to Registrant's Registration Statement (No. 2-14069) under the Securities Act of 1933.


ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
   See "Management of the Funds" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information, each of which is included in this Post-Effective Amendment to the Registration Statement.


   For information as to the business, profession, vocation or employment of a substantial nature of director and officers of the Adviser reference is made to the Adviser's current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.


ITEM 27.   PRINCIPAL UNDERWRITERS

   (a) Equity Planning also serves as the principal underwriter for the following other registrants:


       Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Income and Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVAl.


(b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

     NAME AND PRINCIPAL           POSITIONS AND OFFICES                 POSITIONS AND OFFICES
      BUSINESS ADDRESS              WITH DISTRIBUTOR                       WITH REGISTRANT
      ----------------              ----------------                       ---------------
Michael E. Haylon              Director                                Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

                                       C2

     NAME AND PRINCIPAL           POSITIONS AND OFFICES                 POSITIONS AND OFFICES
      BUSINESS ADDRESS              WITH DISTRIBUTOR                       WITH REGISTRANT
      ----------------              ----------------                       ---------------
Philip R. McLoughlin           Director and President                  Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480


William R. Moyer               Director, Senior Vice President         Vice President
100 Bright Meadow Blvd.        and Chief Financial Officer
P.O. Box 1900
Enfield, CT 06083-1900

John F. Sharry                 Executive Vice President,               Executive Vice President
56 Prospect St.                Retail Distribution
P.O. Box 150480
Hartford, CT 06115-0480

Leonard J. Saltiel             Managing Director,                      Vice President
56 Prospect St.                Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480


G. Jeffrey Bohne               Vice President, Mutual Fund             Secretary
101 Munson Street              Customer Service
P.O. Box 810
Greenfield, MA 01302-0810


Nancy G. Curtiss               Vice President and Treasurer,           Treasurer
56 Prospect St.                Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480


Thomas N. Steenburg            Vice President, Counsel and             Assistant Secretary
56 Prospect St.                Secretary
P.O. Box 150480
Hartford, CT 06115-0480

William E. Keen, III           Assistant Vice President,               Vice President
100 Bright Meadow Blvd.        Mutual Fund Regulation
P.O. Box 1900
Enfield, CT 06083-1900


Jacqueline M. Porter           Assistant Vice President,               Assistant Treasurer
56 Prospect Street             Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480


   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include herein described Series' investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard,
P.0. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention:
Phoenix Funds, and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.

                                       C3

ITEM 29.   MANAGEMENT SERVICES

   All management-related service contracts are discussed in Part A or B of this Registration Statement.


ITEM 32.   UNDERTAKINGS
   Not applicable.


                                       C4

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford and the State of Connecticut on the 30th day of December, 1998.


                                              PHOENIX SERIES FUND

ATTEST: /s/ Thomas N. Steenburg               BY: /s/ Philip R. McLoughlin
        --------------------------------          ------------------------------
            Thomas N. Steenburg                       Philip R. McLoughlin
            Assistant Secretary                       President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 30th day of December, 1998.


             SIGNATURE                             TITLE
             ---------                             -----

                                                   Trustee
----------------------------------
          Robert Chesek*
                                                   Trustee
----------------------------------
         E. Virgil Conway*

                                                   Treasurer (Principal
                                                   Financial and
       /s/ Nancy G. Curtiss                        Accounting Officer)

----------------------------------
         Nancy G. Curtiss
                                                   Trustee
----------------------------------
       Harry Dalzell-Payne*
                                                   Trustee
----------------------------------
       Francis E. Jeffries*
                                                   Trustee
----------------------------------
         Leroy Keith, Jr.*
                                                   Trustee and President
     /s/ Philip R. McLoughlin                      (Principal Executive Officer)
----------------------------------
       Philip R. McLoughlin
                                                   Trustee
----------------------------------
        Everett L. Morris*
                                                   Trustee
----------------------------------
          James M. Oates*
                                                   Trustee
----------------------------------
        Calvin J. Pedersen*
                                                   Trustee
----------------------------------
        Herbert Roth, Jr.*
                                                   Trustee
----------------------------------
       Richard E. Segerson*
                                                   Trustee
----------------------------------
      Lowell P. Weicker, Jr.*



   By /s/ Philip R. McLoughlin
      -------------------------------------
   * Philip R. McLoughlin Attorney-in-fact pursuant to powers of attorney filed herewith.

                                       S-1